Third Party Guarantees, Other Contingent Assets and Liabilities, and Other Commitments	12 Months Ended
Dec. 31, 2019
Disclosure Of Other Provisions [Abstract]
Lawsuits and Arbitration Proceedings

34.3Litigation and Arbitration Proceedings

As of the date of these consolidated financial statements, the most relevant litigation and arbitration proceedings of Enel Américas and its subsidiaries are the following:

a)Pending trials, Enel Américas

The Chilean Tax Authority (SII) carried out a regular audit for the 2012 business year (Tax Year 2013). On September 4, 2015, it provided notice of a tax assessment for the additional tax due, based on article 74 of the Income Tax Act, justifying its position on the ground that a modification of the Taxable Profits Fund (Fondo Utilidad Tributaria or FUT) allegedly entailed a modification of the base for the additional tax. The company responded that the SII had accepted the income rectification and the income tax return it had filed, thereby accepting the declared tax amounts. On December 23, 2015, Enel Américas (formerly named Enersis S.A.) filed a tax claim before the Tax and Customs Courts (TTA), claiming that the tax obligation had been fully complied with, since the additional tax had been paid provisionally on a monthly basis, and the tax obligation had been fully settled and resolved when the income rectification was made on May 8, 2014, which included the rectification of the FUT amount. An unfavorable ruling was rendered and the company filed an appeal in January 2018. The case was pleaded before the Court of Appeal on September 12, 2018 and the decision on the appeal was unfavorable, with the dissenting vote of one judge. On November 15, 2018, the company filed another appeal, which was declared admissible by the Court of Appeal and is pending before the Supreme Court. In January 2019, the General Treasury of the Republic notified Enel Américas of a tax payment due. On March 1, 2019, the company requested the ruling of the Court of Appeals on the suspension of tax collection presented on November 8, 2018. On March 11, 2019, the Court of Appeals decided to suspend the collection of taxes for the maximum legal term of six months. On March 15, 2019, the case entered the Supreme Court for its substantive admissibility examination. On March 19, 2019, the company’s appeal was accepted. In September 2019, the extension of the tax collection suspension was requested. On October 25, 2019, the Supreme Court agreed to extend the suspension of the tax collection. During the interim period while the Supreme Court had not yet issued a judgment on the suspension of the collection of the tax, the General Treasury of the Republic seized funds in a current account of Enel Américas. The Treasury cannot dispose of said funds by order of the Court. As of December 31, 2019, the amount involved in this lawsuit was ThCh$7,110,825  (ThUS$9,460).

b)Subsidiary pending lawsuits:

Colombia:

1.-José Rodrigo Alvarez and approximately 1,400 other individuals — all of them residents of the municipality of Garzón — filed a class-action lawsuit, currently pending in the Fourth Civil Court of the Circuit of Bogotá, against Emgesa S.A. ESP. It is claimed that, as a consequence of the construction of El Quimbo hydroelectric project, their income from artisanal and business activities was reduced by an average of 30% even though the socioeconomic study of the project had taken this into account. The amount of the claim is ThUS$8,224, equivalent to ThCOP27,013,866. The case has been in the evidentiary stage since 2016 and no expert opinion has been issued due to the counterparty’s lack of activity. On May 8, 2019, the court granted approximately US$200 for expert expenses, without the plaintiff having paid the expenses to date. The company is waiting 6 months to ask for an implied withdrawal of the request for the expert’s opinion and the final arguments to continue.

2.-  Emgesa S.A. ESP brought an action for annulment and restoration of rights against the Corporación Autónoma Regional de Cundinamarca (CAR). By means of Resolutions Nos. 506 of March 28, 2005, and 1189 of July 8, 2005, CAR ordered Emgesa, Empresa de Energía de Bogotá S.A. (EEB) and Empresa de Acueducto y Alcantarillado de Bogotá S.A. (EAAB) to construct works at the El Muña dam reservoir. Emgesa filed a lawsuit against those resolutions seeking their annulment. The first instance court dismissed the request for annulment of these resolutions. Appeals were filed by Emgesa, EEB and EAAB, which are currently pending decision. There is a parallel annulment and restoration action initiated by Emgesa against CAR. This action seeks the annulment of Article 2 of Resolution No. 1318 of 2007 and Article 2 of Resolution No. 2000 of 2009, pursuant to which Emgesa was ordered to implement a “Contingency Plan’ and to carry out an “Air Quality” study for the possible suspension of water pumping from the reservoir, claiming that the above-mentioned administrative acts should be annulled due to the technical impossibility of carrying out the “Air Quality” study and implementing the “Contingency Plan”. In this parallel action, an expert opinion from an accountant was presented, which was favorable to the company. Emgesa requested and received a favorable clarification concerning this opinion. The evidentiary stage was completed, final arguments were made and, as of December 31, 2019, the case is awaiting a decision. The amount involved in this litigation is indeterminate.

3.-   A class action lawsuit filed against Emgesa S.A. ESP, the Colombian Ministry of Environment and Development and the Colombian Ministry of Mines and Energy, Comepez S.A. and other fish farm and artisanal fishermen companies, is currently under review by the Huila Administrative Court. Fishermen are seeking the protection of collective rights and a healthy environment, public health, food security and safety and the prevention of technically foreseeable disasters. Furthermore, the plaintiffs are seeking the issuance of an order compelling the entities to immediately take the necessary corrective and preventive measures to halt the imminent danger of massive fish mortality in the Betania reservoir fish farming projects, relating to the filling of the reservoir and the operation of the El Quimbo hydroelectric project. This lawsuit does not have a specified monetary amount because of its nature as an action regarding the protection of collective rights. Therefore, no provision has been made. The matter has been pending decision since June 18, 2018. During the evidentiary stage, the environmental authorities ANLA and CAM jointly presented a report in which they stated that the company had complied with the obligations imposed by the Administrative Court within the injunctive measures, even though the matter has no quantified claims. The final arguments were presented by Emgesa on June 15, 2018, and the matter was submitted for consideration on June 18, 2018. The company expects that a first judgment will be issued before the end of 2020.

4.-In a class-action lawsuit filed by several residential complexes — including the Sabana Medical Center — against Codensa S.A. ESP in the First Administrative Court of the Bogotá Capital District, the plaintiffs demand the refund of an alleged tariff cost excess that they were charged due to a failure to apply a tariff benefit to which the plaintiffs argue they are entitled as Voltage Level One users and infrastructure owners, as established in Resolution No. 082 of 2002, modified by Resolution No. 097 of 2008. Codensa responded to the complaint by rejecting it in its entirety. A conciliation hearing was held between the parties, without success. An evidence order was issued on May 15, 2018 and the joinder of new plaintiffs was denied. The proceedings are in the evidentiary stage, and the estimated value of this lawsuit is approximately COP337,000 million (ThUS$102,595).

5.-Henry Andrew Barbosa filed a class-action lawsuit against Codensa and the Special Public Services Administrative Unit (UAESP) of the Bogotá Capital District before the Tenth Administrative Judge of the Bogotá Capital District. Subsequently, Codensa filed an action for nullification and restoration of rights against the UAESP, which is currently pending before the Administrative Court of Cundinamarca. In the class action, the judge ordered Codensa and the UAESP to reassess the 1997 Public Lighting Agreement signed between them, since it was determined that there were 8,661 fewer street lights than Codensa had taken into account in its billing. In 2014, the parties agreed to the reassessment and carried out a transaction for the periods 1998 to 2004, resulting in a debt of  COP14,433 million (ThUS$4,394) owed by Codensa to the UAESP. By an order of June 1, 2017, the Court refused to consider the above-mentioned 2014 agreement and instead ordered the UAESP to carry out a unilateral assessment. In compliance with the order, the UAEPS issued Resolution No. 000730 of December 18, 2017, where it determined that Codensa should pay COP113,082 million (ThUS$34,426). The nullification and restoration of rights action filed against the UAESP was in the notification stage and the UAESP was in the process of answering the demand. On August 21, 2019, the Administrative Court of Cundinamarca at the initial hearing determined that no further evidence was needed and ruled against Codensa, subtracting any value from the reassessment agreed by the parties in 2014. An appeal was filed and submitted to the Council of State. The UAESP had begun the collection process, but the collection was suspended with the admission of the nullification action. Codensa paid COP24,400 million (ThUS$7,428), which it considers its obligation to pay under the 2014 reassessment agreements. In total, the nullification action has an approximate value of COP88,698 million (ThUS$27,003).

6.-   On December 4, 2017, Grupo Energía de Bogotá (GEB) notified Enel Américas of its intention to submit to arbitration the dispute between the parties regarding the distribution of the profits of the 2016 fiscal year for Emgesa and Codensa in accordance with the provisions of the Investment Framework Agreement (AMI). GEB claims that Enel Américas is acting contrary to its own previous conduct by voting for a 70% distribution of profits, under the allegedly incorrect interpretation that this proportion corresponds to “all available profits in accordance with good commercial practice.” Furthermore, GEB claims that Enel Américas’ conduct violates the provisions of Clause 3.8 of the AMI, which regulates the form of distribution of profits by obliging the parties to vote in favor of the distribution of all  (100%) profits that may be distributed during each fiscal year. The claims seek a declaration of Enel Américas’ breach of the AMI and the consequent distribution of 100% of the profits of the 2016 fiscal year for each company. The amounts claimed not received by GEB as a consequence of the partial distribution of profits were COP63,619 million (ThUS$19,368) for Codensa and COP82,820 million (ThUS$25,213) for Emgesa. GEB decided to withdraw the claims to make amendments and to include new issues. On October 8, 2018, GEB filed a new arbitration claim with the Arbitration Center of the Chamber of Commerce of Bogotá for the alleged breach of the AMI in relation to the failure by Emgesa and Codensa to make full distributions of dividends in 2016, 2017, and 2018 and a breach of other provisions of the shareholders’ agreements and requesting compensation for damages. The new claims amount to ThCOP1,876,417,133  (ThUS$571,249), plus interest. The arbitration is in the evidentiary phase.

7.-Thirty-seven applications for arbitration proceedings were filed by Grupo Energía Bogotá against Codensa (17) and Emgesa (20), seeking the nullification of the Minutes of the Board of Directors and the Shareholders’ General Meeting. These applications present, among others, the following arguments: i) Conflicts of Interest with economically-affiliated companies; ii) Impossibility of ratifying authorizations to contract; iii) Improper waiving of conflicts of interest; iv) Violation of the AMI in terms of distribution of profits; and v) insufficient information for decision making. The applications are similar in that they indicate that the decisions are flawed because they contravene fundamental principles, they are null and void due to their unlawful object and reason, they breach AMI provisions regarding the distribution of profits and some minutes were adopted while the arbitration was pending. The amount is undetermined. However, the case involves decisions made about transactions with companies with a high-impact economic link to the business. On July 5, 2018, the selection of arbitrators took place given that there was no agreement regarding the appointment of arbitrators or the consolidation of the arbitrations with the arbitration against Enel Américas. These arbitration proceedings are in their initial phase. By order dated June 21, 2019, the Court of Arbitration consolidated the proceedings into a single arbitration because the claims are similar, they can be carried out in the same proceeding, are between the same parties, and use the same evidence. However, the legal representative of Codensa and Emgesa filed an appeal against this decision, resulting in the order being partially revoked on August 20, 2019 and only the 20 arbitration proceedings relating to Emgesa being consolidated, because it was accepted that Emgesa and Codensa are different parties despite having a common controlling shareholder. Accordingly, only one arbitration will be conducted with respect to Emgesa. With respect to Codensa, a similar decision was issued on October 25, 2019, ordering the consolidation of 17 arbitration proceedings into a single proceeding. Emgesa’s arbitration is in the stage of responding to the claim. The Codensa arbitration is also in the stage of responding to the claim.

Peru:

8.-   The Peruvian National Customs and Tax Authority (SUNAT) challenged Enel Generación Perú S.A.A. (formerly known as Edegel S.A.A.), through Notices of Assessments and Penalties, about the deduction as an expense of the depreciation corresponding to part of the highest book value assigned to the assets in the appraisal carried out as a result of their voluntary revaluation in 1996. The rejected value of the appraisal relates to financial interest paid during the construction stage of the power generation plants. SUNAT’s position is that Enel Generación Perú has neither reliably demonstrated that it was necessary to obtain financing in order to build the generation plants that were revalued, nor that such financing had actually been incurred. Enel Generación Perú’s position is that SUNAT cannot demand such proof, since the appraisal is intended to assign to the asset the market value appropriate to it at the time the appraisal is conducted, and not its historical value. In this case, the appraisal methodology took into consideration the fact that power plants of such magnitude are built with financing. If SUNAT did not agree with the valuation, it should have presented its own appraisal, which it did not do.

For the year 1999: In February 2012, the Tax Court (“TF”) resolved the lawsuit regarding the 1999 tax year in favor of Enel Generación Perú with regard to two plants and against it with respect to four plants, reasoning that only the first two were proven to have been financed. Enel Generación Perú paid the taxes reassessed by SUNAT in June 2012, amounting to ThPEN37,710 (ThUS$11,369), which will have to be refunded if a favorable outcome is obtained in the complaint filed with the judicial courts (“PJ”) against the TF’s decision, filed in May 2012 against SUNAT and the TF.

In March 2018, Enel Generación Perú received the appeals court’s decision declaring the PJ’s decision null and void and ordering the rendering of a determination on the claim. The file was referred to the PJ in June 2018 and the oral report was submitted in August 2018. In September 2018, Enel Generación Perú submitted its written arguments.

For the years 2000 and 2001: The reasoning adopted for the 1999 tax year was applied to the 2000 and 2001 periods and Enel Generación Perú paid ThPEN18,786  (ThUS$5,663).

Judicial case: In March 2018, the PJ rendered a decision declaring the lawsuit groundless, and ruled in favor of Enel Generación Perú with respect to the non-application of interest on the advances from March to December 2001. In the same month, Enel Generación Perú appealed the unfavorable portion of the judgment. In October 2018, the Attorney General’s Office issued a tax ruling holding that it is inclined to uphold the ruling handed down at the trial court. In December 2018, the oral report was submitted and several briefs were submitted. In December 2018, the PJ issued a ruling to vacate the trial court decision, ordering that the trial court issue a new decision taking account of the arguments set out in its ruling. In March 2019, the PJ returned the case file to the trial court. In June 2019, Enel Generación Perú submitted an oral report and presented its arguments.

Administrative case: In August 2017, Enel Generación Perú was served with the Compliance Order, which was issued taking into consideration the TF’s ruling for the 1999 fiscal year, by means of which SUNAT reassessed the tax due for the period 2000-2001. According to SUNAT, Enel Generación Perú’s updated tax due amounted to PEN 220 million, because of the annual corporate tax for 2000, a related fine, and payments on account for the 2001 fiscal year. Also, the discounted credits in the company’s favor amounted to PEN 22 million for the 2001 corporate tax. In September 2017, Enel Generación Perú was served with a decision in which SUNAT corrected the Compliance Order of August 2017, stating that it had applied an incorrect restatement factor to the assessed tax, which resulted in the tax assessed by SUNAT amounting to PEN 190 million, rather than PEN 220 million. In September 2017, Enel Generación Perú appealed the above-mentioned Compliance Order. Enel Generación Perú presented written arguments in July 2018. In October 2019, the oral report was made, and arguments were presented.

Next steps are:

For the year 1999:

"	Enel Generación Perú is awaiting the trial court’s issuance of a judgment on Enel Generación Perú´s lawsuit.

For the years 2000-2001:

"	Enel Generación Perú is awaiting the TF’s issuance of the corresponding resolution and for the trial court to rule on Enel Generación Perú’s lawsuit.

The total amount involved in these lawsuits is estimated at ThPEN75,512  (ThUS$22,765).

9.-  SUNAT disallowed recognition by Enel Distribución Perú of the commercial energy losses recognized by the company between 2006 and 2011, equivalent to approximately 2% of the total purchased and self-generated energy. SUNAT challenged the cost of sale of that energy determined by Enel Distribución Perú, on the basis of an energy theft crime that was not established by the courts of law. SUNAT’s position is that the infeasibility of a legal action can only be demonstrated through a police report and a resolution issued by the Attorney General (Public Prosecutor’s Office) declaring, on a definitive or provisional basis, the filing of the criminal action for energy theft. The TF has rendered some decisions stating that such a resolution is necessary. Enel Distribución Perú’s position is that since the law does not establish a specific mechanism on how the infeasibility of a legal action will be demonstrated, it is possible to present any available, appropriate and reasonable evidence for this situation (free review of evidence). Enel Distribución Perú chose to demonstrate that it was futile to prosecute these crimes through legal actions, presenting reports produced by specialized engineers, reports issued by the General Directorate of Electricity (DGE) of the Ministry of Energy and the Mines and by the Energy and Mining Investment Supervisor Authority (OSINERGMIN), the Peruvian electricity regulatory authority, demonstrating that there was no sense to go to the courts and prosecute a crime that would be futile because the perpetrators of the crime, the exact occurrence of theft, the specific place where it occurs and the amount stolen at each opportunity could not be identified. The TF has allowed this type of proof in case of theft in the distribution of water (an industry similar to the distribution of electricity) and has not indicated that a resolution issued by the Attorney General (Public Prosecutor’s Office) is the only admissible evidence demonstrating the futility of pursuing legal action in this case.

The proceedings have progressed as follows:

For the year 2006: The TF ruled against Enel Distribución Perú in the appeal, although it agreed with Enel Distribución Perú’s position on the merits of the disputed issue. Therefore, the TF upheld the defense after holding that Enel Distribución Perú did not demonstrate the amount of commercial losses attributable to theft. This finding stems from the fact that commercial energy loss is not exclusively composed of stolen energy, but also of energy lost due to other reasons, such as measurement errors, billing errors and errors in estimating physical losses. Due to the immediate enforceability of the TF judgment, Enel Distribución Perú paid the tax due in full to SUNAT amounting to a total of PEN14,517 million (US$4,377 million). Following a decision partially in favor of Enel Distribución Perú, in January 2017, both SUNAT and Enel Distribución Perú filed extraordinary appeals with the Supreme Court of Justice. In January 2018, Enel Distribución Perú was served with the decision dismissing its extraordinary appeal and upholding SUNAT’s extraordinary appeal. In November 2019, Enel Distribución Perú was served with the decision of the Supreme Attorney General’s Office (Public Prosecutor’s Office) stating that the extraordinary appeal filed by SUNAT should be declared founded, and, consequently, nullified the second instance judgment, and ordered that a new decision be issued. In December 2019, a brief to better resolve the case was filed and a hearing was held.

For the years 2007 and 2008: Taking into account the result obtained in connection with the 2006 tax year, Enel Distribución Perú initiated a new defense strategy: (i) in theory, commercial energy losses may be composed of errors of measurement, billing and estimation of physical losses; (ii) since such losses are determined by “subtraction” (the energy that entered the system “minus” the energy supplied to customers and “minus” the physical loss of energy), commercial energy loss may actually be composed of such errors only in cases of under-measurement or under-invoicing or underestimation of physical losses; (iii) if there are no such errors, the amount shown as commercial energy loss is composed only of losses from theft, (iv) during the inspection, SUNAT reviewed both the billing and the physical loss report and neither challenged nor investigated them; therefore, in this respect, SUNAT cannot raise billing errors or errors in estimating physical losses as part of the commercial energy loss and (v) with respect to measurement errors, the margins for this type of errors are minimal as a business’s electrical energy distribution is regulated.

For the year 2007: Enel Distribución Perú presented evidence that a small amount of loss was attributable to under-measurement. At that time, commercial energy losses consisted mainly of theft (95%) and, to a lesser extent (5%), measurement errors. Enel Distribución Perú presented an oral report and its arguments.

For the year 2008: Enel Distribución Perú presented evidence that demonstrated an excess of measurement. Therefore, commercial energy losses were only theft. Enel Distribución Perú provided an oral report to the TF and presented its final written arguments. In November 2019, an oral report was made again, and a new brief to better resolve the case was presented. In December 2019, Enel Distribución Perú received the TF’s ruling which rendered a partially favorable decision. In its decision, the TF (i) revoked and left without effect the position of the SUNAT related to the 2008 income tax; (ii) revoked the tax and fine assessments related to advance payments for the period March to December 2008; (iii) confirmed the tax and fine assessments related to the advance payments for the periods January and February 2008.

For the year 2009: SUNAT objected to the deduction of commercial energy losses, for the same reasons as in previous years. In November 2013, Enel Distribución Perú filed a claim in which, in addition to reiterating the reasons why the commercial loss of energy is deductible, provided evidence that demonstrated that the loss of commercial energy consisted mainly of theft (93%) and, to a lesser extent (7%), of measurement errors.  In June 2014, SUNAT requested information on the details of the “standard energy loss” calculation. In July 2014, Enel Distribución Perú responded to the points requested by SUNAT. In August 2014, SUNAT served Enel Distribución Perú with the decision ruling on the latter’s claim. In that decision, SUNAT set aside the objection related to the standard loss of commercial energy, confirming the excess attributable to such amount. In September 2014, Enel Distribución Perú paid the debt it owed to SUNAT amounting to ThPEN5,274  (ThUS$1,590), which amount includes default interest on account payments and fines, and filed an appeal with the TF. In July 2019, the oral report was made and Enel Distribución Perú received the TF’s ruling which rendered an unfavorable decision against the company. In October 2018, Enel Distribución Perú filed a lawsuit against the TF ruling before the PJ, which was admitted by the court the same month. In December 2019, the PJ received the response to the claim from SUNAT and the TF, declared the process ready to proceed, set out the controversial points and admitted the evidence. In the same month, Enel Distribución Perú requested that a date be set for the oral report and requested a hearing.

For the year 2010: SUNAT only objected to the deduction of commercial energy losses corresponding to the excess of the standard commercial energy loss. In July 2015, Enel Distribución Perú paid the debt owed to SUNAT amounting to ThPEN5,085  (ThUS$1,533) including taxes, interest on late payments and fines. A claim was filed with SUNAT. In April 2016, Enel Distribución Perú was notified of SUNAT’s decision, which maintained the objections, and an appeal was filed that same month. In October 2019, the oral report was made and written pleadings were presented. In December 2019, a brief to better resolve the case was filed.

For the year 2011: SUNAT also objected to the deduction of commercial energy losses corresponding to the excess of the standard commercial energy loss. In July 2016, Enel Distribución Perú paid the debt owed to SUNAT amounting to ThPEN3,126  (ThUS$942), which amount includes default interest on account payments and fines. In September 2016, Enel Distribución Perú was served with tax assessments and fines. In October 2016, Enel Distribución Perú filed a claim against the taxes and fines. In June 2017, Enel Distribución Perú received SUNAT’s decision which maintained the objections raised. In July 2017, Enel Distribución Perú filed an appeal.

Next steps are:

For the year 2006: Enel Distribución Perú is awaiting the PJ to issue a new decision.

For the  year 2008: SUNAT has a maximum period of three calendar months to challenge the TF resolution.

For the year 2009: Enel Distribución Perú is waiting for the PJ Court to set a date for the oral report.

For the years 2007, 2010 and 2011: Enel Distribución Perú is waiting for the abovementioned matters to be resolved and the court proceedings to resume.

The total amount involved in these lawsuits is estimated at ThPEN77,317  (ThUS$23,309).

10.- In 1997, Enel Generación Perú, Perené and Simsa entered into a joint venture agreement for the development of the Chimay and Yanango power plants, agreeing to a payment of US$13 million for Enel Generación Perú. In 1998, Enel Generación Perú signed a contract with its parent company, Generandes (now Enel Perú, after the merger with Generandes), for Enel Perú to provide supervision services for the construction of the power plants, agreeing  to a payment of US$13 million for Enel Perú. In turn, Enel Perú entered into contracts with its shareholders, Entergy Perú and Conosur, transferring its commitments with Enel Generación Perú and agreeing to a payment of US$3 million for each party. SUNAT challenged this transaction (i) of Enel Generación Perú for the use of VAT as a tax credit that was surcharged by Enel Perú, and (ii) of  Enel Perú for treating the expense as deductible from the company’s income tax and for the use of VAT as a tax credit that was surcharged by its shareholders. SUNAT’s position is that the transactions are not valid because Enel Perú and its shareholders are holding companies that have no personnel to provide such services. The supervision services were provided directly by Enel Generación Perú through its personnel. The TF has supported SUNAT’s position in resolutions issued in the Enel Generación Perú case and Enel Perú case. Taking this into consideration, Enel Perú expects that the PJ will issue a new decision, indicating that there are no costs and no revenues. According to this expected new determination, there would be a payment due in excess of Enel Perú’s income tax paid, and this excess would be offset with VAT, eliminating the contingency for this case.

11.- On July 5, 2016, Electroperú filed a request for arbitration against Enel Generación Perú due to disagreements regarding the interpretation of certain technical aspects (committed power, start date of the contract’s second stage, determination of the Base Gas Price) of an electric power supply contract entered into in 2003. The total amount of this arbitration is estimated at approximately PEN136.66 million (US$41.2 million). At the same time, the dispute stems from claims by Enel Generación Perú against Electroperú for approximately US$18.5 million. Electroperú filed its claim on June 4, 2017 and Enel Generación Perú filed its answer to the claim and its counterclaim on August 4, 2017. On August 10, 2017, the arbitral panel notified Enel Generación Perú of the settlement of the arbitration expenses. On September 18, 2017, Electroperú filed its counter-argument to the answer to the claim and counterclaim that had been filed by Enel Generación Perú. On October 3, 2017, Electroperú filed its response to the counterclaim that had been filed by Enel Generación Perú. On November 2, 2017, Enel Generación Perú filed its answer to the response that had been filed by Electroperú. On November 17, 2017, Enel Generación Perú acknowledged proper service of the response to the counterclaim filed by Electroperú. On January 2, 2018, Enel Generación Perú filed its counter-response to the arguments made by Electroperú.  Arbitration hearings were held on July 23, 24 and 25, 2018.  On August 24, 2018, the parties filed their closing arguments. On August 20, 2019, the final arbitration award was rendered in which the majority of the arbitral panel decided: (i) in the first claim of Electroperú, Enel Generación Perú was ordered to pay Electroperú ThUS$41,289, plus interest; (ii) in the second claim of Electroperú, Enel Generación Perú was ordered to pay Electroperú PEN49,229, plus interest; (iii) Enel Generación Perú’s counterclaim was deemed unfounded; and (iv) Enel Generación Perú must fully assume the costs of the arbitration proceeding and must reimburse Electroperú the amount of ThUS$589. On September 11, 2019, Enel Generación Perú submitted an appeal to the arbitral panel requesting (i) the exclusion of the arbitral award for Electroperú’s claims not contained in Electroperú’s arbitration demand and (ii) an interpretation of the arbitral award to remedy errors in motivation and assessment of the evidence. On October 9, 2019, the arbitral panel issued its decision on the appeal, rejecting it in its entirety. On November 6, 2019, Enel Generación Perú filed an appeal for annulment of the arbitration award before the Courts. To date, the appeal for annulment is pending admission by the Second Commercial Chamber of the Superior Court of Justice of Lima and notification to Electroperú.

Brazil:

Enel Distribución Ceará (Companhia Energética do Ceará S.A. or “Coelce”)

12.- The Public Prosecutor’s Office has filed a public civil action against Enel Distribución Ceará, Enel Generación Fortaleza and ANEEL (the Brazilian Electricity Regulatory Agency) alleging that a) the electric power purchase agreement (PPA) signed between Enel Distribución Ceará and Enel Generación Fortaleza (companies of the same economic group) was illegal, the price of the contracted energy being very high, with excessive costs in the final consumers’ tariff and b) the tariff review conducted by ANEEL since 2002 was wrong, since it took into consideration inaccurate data in the process. It is seeking the exclusion of these components from the tariff and the return of the sums unduly collected by the concessionaire. The PPA’s legality was confirmed at the judicial courts of first and second instances, but the tariff review process (item b) was held to be erroneous at these rulings. A special appeal filed by Enel Distribución Ceará is currently pending before the Superior Court of Justice. The amount involved in this lawsuit cannot be estimated.

13.- The Public Prosecutor’s Office for Labor Matters filed a public civil action against Enel Distribución Ceará alleging that the company was hiring third parties for the provision of final services (“outsourcing”), which was contrary to Brazilian law (Ruling 331 of the Brazilian Superior Labor Court), which allegedly only allows the provision of non-essential services by third parties. The Superior Labor Court issued a ruling declaring the outsourcing illegal. An appeal filed by Enel Distribución Ceará is currently pending trial by the Collective Bargaining Section (the reviewing section of the Superior Labor Court). Enel Distribución Ceará submitted a complaint to the Federal Supreme Court due to procedural irregularities (under the plenary reservation clause of the Federal Constitution), which was accepted by the court as a precautionary measure.  The Federal Supreme Court ordered suspension of the ruling that prohibited the outsourcing of activities by Enel Distribución Ceará. The injunction is valid until the final resolution of the claim. The amount involved in this lawsuit cannot be estimated.

14.-  Several rural electricity cooperatives have filed lawsuits to review the lease fee for the energy supply network in the rural area of the State of Ceará allegedly owned by them. Although Enel Distribución Ceará regularly pays the network lease fee to 13 rural electricity companies, a discussion on the ownership of these assets is pending decision, since they allegedly have already been directly replaced by Enel Distribución Ceará throughout the more than 30 years of these lease contracts.

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Cooperativa de Eletrificação Rural do Vale do Acaraú (COPERVA) versus Companhia Energética do Ceará (Coelce): There is no preliminary injunction and there is still no first instance decision from the Ceará state court.

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Cooperativa de Eletrificação Rural do Vale do Acaraú (COPERVA) versus Companhia Energética do Ceará (Coelce): The Court of Justice (court of second instance) ruled in favor of Enel Distribución Ceará, rejecting the request for lease review, and a special appeal was filed by COPERVA and is currently pending before the Superior Court of Justice (court of third instance). On November 5, 2018, the Superior Court of Justice rendered a single-judge decision on a special appeal filed by COPERVA and vacated the ruling on the clarification attachments requested. In summary, the ruling judge held that the decision by the Court of Justice failed to provide satisfactory clarification on the facts claimed in COPERVA’s clarification attachment petitions and declared a retrial to hear this appeal. Enel Distribución Ceará filed an appeal against this decision on December 3, 2018 with the Superior Court of Justice in order that an en-banc decision be rendered (since the ruling had been issued by a single judge), which is pending a decision. As of December 31, 2019, the amount involved in these two lawsuits was BRL267.07 million (ThUS$66,390).

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Cooperativa de Energia, Telefonia e Desenvolvimento Rural (COERCE) versus Companhia Energética do Ceará (Coelce): There is no preliminary injunction and there is still no first instance decision from the Ceará state court. As of December 31, 2019, the amount involved in this lawsuit was BRL160.2 million (ThUS$39,825).

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Cooperativa de Energia, Telefonia e Desenvolvimento Rural (COPERCA): versus Companhia Energética do Ceará (Coelce): On June 13, 2019, the judge in the Ceará state court issued a decision ordering the transfer of the claim to the Federal Courts, considering ANEEL’s  interest in the claim, which transfer occurred on November 28, 2019. As of December 31, 2019, the amount involved in this lawsuit was BRL139.1 million (ThUS$34,594).

15.- Fiação Nordeste do Brasil S/A (FINOBRASA), which has now been succeeded by Vicunha, filed a lawsuit against Enel Distribución Ceará claiming that the readjustment of electricity tariffs made through Decrees Nos. 38 and 45 (DNAEE) in February 1986 are illegal. It is seeking the declaration of illegality of the readjustments and an order that its effects be reflected in all subsequent readjustments and the return of amounts inappropriately collected. The Court of Justice (court of second instance) rendered a decision declaring the readjustment made in 1986 illegal, but it has rejected its reflection in the subsequent readjustments (cascade effect). A special appeal filed by FINOBRASA is currently pending before the Superior Court of Justice (court of third instance). As of December 31, 2019, the amount involved in this lawsuit was BRL99,361 million (ThUS$24,700).

16.- Enel Distribución Ceará must apply the “pro rata” rule to calculate the amount of the tax on movement of goods and services (“ICMS”) deductible with respect to the total ICMS included in energy purchases. The rule stipulates that the percentage represented by the income taxed by ICMS over the total income (whether or not subject to ICMS) is deductible. For the purposes of its inclusion in the pro rata denominator, Enel Distribución Ceará’s position is that the untaxed income is the result of applying the energy’s final selling price (the price after deducting the State of Ceará subsidy for low-income consumers) and the Brazilian Tax Authority maintains that the untaxed income is the price of the normal tariff (without deducting the State of Ceará subsidy for low-income consumers). Due to the differences that arose in the interpretation of these laws, Enel Distribución Ceará has a total of 10 lawsuits covering the years 2005 to 2014. The company continues its defense in the administrative and judicial proceedings.  As of December 31, 2019, the total amount involved in these lawsuits was estimated at BRL224 million (ThUS$55,684).

17.- The State of Ceará issued assessments to Enel Distribución Ceará for the periods 2003, and from 2004 to 2014, since it considered that the ICMS for the acquisition of fixed assets had been incorrectly deducted. Enel Distribución Ceará has filed its administrative defenses in all administrative actions and is awaiting final decisions. As of December 31, 2019, the total amount involved in this lawsuit was estimated at BRL190 million (ThUS$47,232).

Enel Distribución Goiás S.A. (formerly CELG Distribuição S.A.)

18.- Several municipalities have filed lawsuits against Enel Distribución Goiás claiming that an agreement made with the State of Goiás and the Goiana Association of Municipalities (AGM) which provides for the direct transfer to Enel Distribución Goiás of ICMS amounts owed to the municipalities by the State of Goiás is illegal. The amounts transferred were used to pay late electric bills. Enel Distribución Goiás responded that despite the potential illegality of the agreement, the amounts were effectively due and it would not be possible to return them to the municipalities. The Court of Justice of Goiás is divided and there is still no decision, which will only be rendered by the Superior Court of Justice (the court of third instance).

•	Municipality of Aparecida de Goiânia versus CELG Distribução S.A.: As of December 31, 2019, the amount involved in this lawsuit was BRL560.9 million (ThUS$139,443).
•	Municipality of Quirinópolis versus CELG Distribução S.A.: As of December 31, 2019, the amount involved in this lawsuit was BRL301.25 million (ThUS$74,888).
•	Municipality of Anápolis versus CELG Distribução S.A.: As of December 31, 2019, the amount involved in this lawsuit was BRL291.3 million (ThUS$72,414).
•	Municipality of Bela Vista de Goiás versus CELG Distribução S.A.: As of December 31, 2019, the amount involved in this lawsuit was BRL90.06 million (ThUS$22,390).
•	Municipality of Goiatuba versus CELG Distribução S.A.: As of December 31, 2019, the amount involved in this lawsuit was BRL88.0 million (ThUS$21,974).
•	Municipality of Caiapônia versus CELG Distribução S.A.: As of December 31, 2019, the amount involved in this lawsuit was BRL100.1 million (ThUS$24,903).
•	Municipality of Cezarina versus CELG Distribução S.A.: As of December 31, 2019, the amount involved in this lawsuit was BRL126.1 million (ThUS$31,357).

19.- A group of 21 suppliers have filed a lawsuit against Enel Distribución Goiás claiming that the contracting model (outsourcing) set up by Enel Distribución Goiás had been ruled illegal by the Labor Courts and that the suppliers had suffered damages which should be compensated. The Court of Justice (the court of second instance) ruled in the suppliers’ favor. A special appeal filed by Enel Distribución Goiás was rejected by the Superior Court of Justice (the court of third instance) and an extraordinary appeal filed by Enel Distribución Goiás is still awaiting a hearing by the Federal Supreme Court. As of December 31, 2019, the amount involved in this lawsuit was BRL158.4 million (ThUS$39,371).

20.- Enel Brasil S.A. and Enel Distribución Goiás have filed a security order against the tax authority of the State of Goiás so that the process for restitution of the amounts paid by Enel Distribución Goiás in relation to the claims guaranteed by Laws No. 17,555 (reimbursement for FUNAC) and 19,473 (reimbursement for ICMS – IVA Tax Credits) continues to occur normally. The judge previously rejected a request for an injunction. Enel Brasil and Enel Distribución Goiás have filed an appeal against the decision, which was accepted by the Court of Justice of the State of Goiás, suspending the application of the new law and upholding the validity of Laws No. 17,555 (FUNAC) and 19,473 (Tax Credits). The injunction was subsequently revoked by the Court, as the Court did not recognize the urgency that justified an injunctive measure. Enel Brasil S.A. and Enel Distribución Goiás have filed an appeal against the decision, arguing that the right to the guaranty is legal and contractual, and the actions of the State of Goiás with the goal of suspending the integral application of the laws are clearly illegal. There is no first instance decision. The amount involved in the lawsuit is indeterminate.

21.- Enel Brasil S.A and Enel Distribución Goiás have filed an ordinary action against the State of Goiás requesting that Law No. 20,648 and all its effects be suspended. In summary, Law No. 20,648 has completely revoked Law No. 19,473 (Tax Credits), which grants Enel Distribución Goiás, as an alternative to cash payment, the right to offset payments made by the company for litigation whose events arose before 2015 by means of ICMS (IVA) tax credits. The judge rejected the injunction request. Enel Brasil S.A. and Enel Distribución Goiás have filed an appeal against the decision, arguing that the repeal of Law No. 19,473 (Tax Credits) is unconstitutional, since the tax incentive provided in the Law was established in full conformity with applicable legislation and was characterized as an acquired right, which is inviolable in accordance with Article XXXVI of the Brazilian Constitution. There has not been a decision in the first instance. The amount involved in the lawsuit is indeterminate.

22.- A union representing 513 employees of CELG (now Enel Distribución Goiás) filed a lawsuit for recognition of work (other than work contracted for) by electricians. In the lawsuit, the union affirmed that the electricians were carrying out the work of qualified professional electricians. The judge ruled against CELG and CELG has filed an appeal against that decision. The Regional Labor Court issued a decision, rejecting CELG’s appeal. CELG appealed to the Superior Labor Court, which also rejected the appeal. The judgment is in the enforcement stage, with a large divergence in the amounts discussed. On December 31, 2019, the amount involved in the claim that can be estimated was BRL 35.8 million (ThUS$ 8,889). There is another portion of the lawsuit that is not estimable.

23.-The Public Prosecutor’s Office for Labor Matters filed a public civil action against Enel Distribución Goiás alleging that the company was hiring third parties for the provision of final services (“outsourcing”), contrary to Brazilian law (Ruling 331 of the Brazilian Superior Labor Court). In the court of first instance, the labor judge declared the sub-contracting legal. The Regional Labor Court, accepted the appeal filed by the Public Prosecutor’s Office for Labor Matters, reversed the decision of the labor judge in the court of first instance and has declared the sub-contracting illegal. Enel Distribución Goiás filed an appeal to the Brazilian Superior Labor Court, which upheld the Regional Labor Court decision. The decision was suspended by the Federal Supreme Court until judgment of the constitutional complaint discussing the matter in the Federal Supreme Court. The amount involved in the lawsuit is indeterminate.

24.- Enel Distribución Goiás was audited by the Brazilian Tax Authority due to its position on the exclusion of ICMS amounts from the Social Contributions base (PIS/COFINS). The company excluded the ICMS before a final decision was made, and consequently the Brazilian Tax Authority issued four assessments against Enel Distribución Goiás, arguing that exclusion was not permitted. In an unrelated case with precedential value, the decision by the Superior Court acknowledged that ICMS should not be part of the PIS and COFINS tax base. A judgment on an appeal to this decision filed by the Brazilian Tax Authority is still pending. In the specific case of Enel Distribución Goiás, the final decision by the court on the right of Enel Distribución Goiás not to include the ICMS in the Social Contributions base  is pending. As of December 31, 2019, the amount involved in this lawsuit was BRL620 million (ThUS$154,120).

25.-In March 2017, the Federal Supreme Court of Brazil resolved a matter of general applicability, related to the calculation of PIS and COFINS taxes. The Federal Supreme Court confirmed the theory that the ICMS tax should not be part of the base for calculation of PIS and COFINS taxes; however, the Brazilian federal government filed an appeal, in order to determine the temporary effects and make some clarifications.

Enel Brasil’s subsidiaries in Brazil that were affected by the Federal Supreme Court decision filed legal actions to this effect in the respective Federal Regional Courts. During 2019, Enel Distribución Sao Paulo and Enel Distribución Ceará were notified of the final judgments issued by their respective Federal Regional Courts, recognizing their right to deduct the ICMS applied to their own operations from the base for calculation of PIS and COFINS taxes (for the periods between December 2003 and December 2014 for Enel Distribución Sao Paulo and May 2001 onwards for Enel Distribución Ceará).

Considering various internal analyses and the advice of legal advisors, as well as the best available estimates, Enel Distribución Sao Paulo and Enel Distribución Ceará recognized assets amounting to BRL 4,995,397,255  (ThUS$1,244,266) and BRL 1,446,988,901  (ThUS$360,420), respectively, as of December 31, 2019. As the overpayment of PIS and COFINS taxes was passed on to end customers at the time, simultaneously with the recognition of these taxes to be recovered, Enel Brasil’s subsidiaries have recognized a liability of a regulatory nature for the same amounts indicated above, net of any costs incurred or to be incurred by the companies in these legal proceedings. These liabilities represent the obligation to refund to the end customers the taxes that are recovered.

The Enel Américas Group will adopt tax credit recovery procedures in accordance with legal requirements. The transfer to end customers will depend on the effective use of the tax credit by the companies and will be carried out in accordance with the regulations of the Brazilian Electricity Regulatory Agency (ANEEL), and is anticipated to occur in 52 months in the case of Enel Distribución Sao Paulo and 45 months in the case of Enel Distribución Ceará.

For Enel Distribución Sao Paulo, resolution of the court action covering the period from January 2015 onwards is still pending, which is why the billing system including ICMS in the base for calculation of PIS and COFINS taxes will not be changed until a final favorable ruling is issued. The legal actions filed by its subsidiaries Enel Distribución Rio and Enel Distribución Goias are also still pending a final ruling by their respective Federal Regional Courts.

It is important to note that the “Program for Social Integration” (PIS) and the “Contribution for the Financing of Social Security” (COFINS) are federal contributions paid by companies in Brazil intended to finance programs for employees, public health, social assistance, and social security applied to the gross income of the companies. The “tax on movement of goods and services” (ICMS) is a state value-added tax (VAT) in Brazil, applied to the sale of telecommunications and transportation goods and services.

Enel Distribución Río (Ampla Energia e Serviços S.A.)

26.- Companhia Brasileira de Antibióticos (CIBRAN) has filed several lawsuits against Enel Distribución Río seeking compensation for energy supply failures in the years 1987 to 1994 and 1995 to 1999.

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CIBRAN versus Ampla Energia e Serviços S.A. (1995-1999).  The Court of Justice of the State of Río de Janeiro (the court of second instance) ruled in Enel Distribución Río’s favor, dismissing the claim for compensation, and a special appeal filed by CIBRAN is currently pending before the Superior Court of Justice (court of third instance). The amount involved in this lawsuit is indeterminate, as it will be determined by an expert at the end of the lawsuit.

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CIBRAN versus. Ampla Energia e Serviços S.A. (1987-1994).  The court of first instance ruled against Enel Distribución Río, which Enel Distribución Río appealed. On November 6, 2019, the Court of Justice of the State of Río de Janeiro issued a ruling upholding Enel Distribución Río’s appeal and rejecting all CIBRAN’s requests. CIBRAN opposed the ruling and a petition for clarification of the decision is currently pending. As of December 31, 2019 the amount involved in this lawsuit was BRL504.9 millionThUS$124,674).

27.- Indústria de Papel e Embalagens S.A. (CIBRAPEL) filed a lawsuit against Enel Distribución Río seeking compensation due to energy supply failures. A final decision was rendered against Enel Distribución Río. The expert opinion fixed the compensation at BRL21.5 million, but the amount has been challenged by Enel Distribución Río, and the appeal is pending resolution. As of December 31, 2019, the amount involved in the lawsuit was  BRL209.15 million (ThUS$51,993).

28.- The Niterói Workers Union filed a labor claim against Enel Distribución Río demanding the payment of a 26.05% wage differential from February 1989, by virtue of the Economic Plan instituted by Decree Law No. 2,335/87. Enel Distribución Río lost  all of the preceding court instances, and an extraordinary appeal filed by Enel Distribución Río is currently pending before the Federal Supreme Court. In parallel, 583 former employees filed 223 lawsuits for enforcement of the judgment against Enel Distribución Río. As of December 31, 2019, the amount involved in the lawsuit was BRL106.7 million (ThUS$26,534).

29.- The Brazilian Tax Authority served a notice of violation in 2003 against Enel Distribución Río to collect alleged COFINS tax deficiencies for the period from December 2001 until March 2002. After adverse rulings in the courts of first and second instance, Enel Distribución Río filed an extraordinary appeal with the Federal Supreme Court and received an unfavorable decision. Enel Distribución Río submitted a new appeal to the Federal Supreme Court and is awaiting a decision. As of December 31, 2019, the amount involved in the lawsuit was BRL169 million (ThUS$ 42,037).

30.- In 2005, the Brazilian Tax Authority notified Enel Distribución Río on the non-applicability of the special tax treatment that had reduced to zero the withholding tax rate on interest paid abroad on the Fixed Rate Notes (FRN) issued by the company in 1998. Enel Distribución Río is still litigating this issue in the judicial court of the first instance. As of December 31, 2019, the total amount of this dispute is estimated at BRL1,300 million (ThUS$322,566).

31.- The State of Río de Janeiro levied a tax assessment against Enel Distribución Río for the periods from 1996 to 1999 and from 2007 to 2017, since it was of the opinion that the ICMS recorded on the acquisition of fixed assets had been incorrectly deducted. Enel Distribución Río filed its administrative and judicial defenses in all proceedings. Part of the administrative proceedings was resolved in Enel Distribución Río’s favor and the remaining part was appealed and the judicial proceedings await final decisions. As of December 31, 2019, the total amount involved in this lawsuit was estimated at  BRL127  million (ThUS$31,571).

Enel Distribución Sao Paulo (formerly known as Eletropaulo)

32.- Centrais Elétricas Brasileiras S.A. (Eletrobrás) filed a lawsuit against Eletropaulo seeking the payment of amounts owed due to inflation in a funds contract signed in 1986. A final decision was rendered against Eletropaulo. The expert work to define the damages amount was started, but on May 31, 2018 the parties signed a settlement agreement pursuant to which Eletropaulo will pay Eletrobrás the amount of  BRL1,500 million over  5 years. On March 13, 2019, a decision was issued (i) approving the settlement agreement and (ii) confirming the exclusion of CTEEP and sending the discussion regarding indemnification (Eletropaulo’s right to subrogation) to the autonomous track. On June 10, 2019, an agreement was reached with the lawyers of Eletrobras, following which the implementation of the agreements began. Eletropaulo has paid the first payment under the agreements in the amount of ThBRL285.3  (ThUS$ 70,924) to Eletrobrás and BRL63.4 million (ThUS$ 16,391) to Eletrobrás’ lawyers (new and old). As of December 31, 2019, the amount involved in the lawsuit was BRL1,353.4 million (ThUS$336,440).

33.- Eletropaulo filed an action seeking the annulment of ANEEL’s administrative decision, which determined the retroactive exclusion of the tariffs applied by Eletropaulo before the date of its third periodic review, with the refund of sums associated with a possibly non-existent network and rejected a subsidiary request (made by Eletropaulo) for inclusion of other existing service assets (network), but not recorded in the company’s remuneration base. There is no first instance decision and the lawsuit is in its initial phase. As of December 31, 2019, the amount involved in this lawsuit was BRL882.04 million (ThUS$219,226).

34.- The São Paulo electric power industry workers’ union filed 5 class-actions seeking the payment of hazard allowance for all employees (except management positions) of Eletropaulo located in the Barueri office until the decommissioning of the generating unit that was in the attic (below the heliport), during the period from February 2012 to February 2016, the time of the decommissioning of the generator unit and its installation outside the building. On July 11, 2019, a decision favorable to Eletropaulo was issued. The union has appealed to the court, which is pending. As of December 31, 2019, the amount involved in this lawsuit was BRL118.8 million (ThUS$29,521).

35.- The Federal Public Prosecutor’s Office (MPF) has filed a public civil action against Eletropaulo and ANEEL seeking to block the inclusion in consumers’ tariffs of amounts contracted with affiliated parties (AES Tietê, at that time) and the reimbursement of double the amounts already collected. The court ruled in Eletropaulo’s favor, rejecting the actions, but the Federal Regional Court (TRF) admitted the MPF’s appeal and overturned the decision. An Eletropaulo appeal against the TRF’s decision is currently pending in the Superior Court of Justice. As of December 31, 2019, the amount involved in this lawsuit cannot be estimated.

36.- The Public Prosecutor’s Office for Labor Matters filed a public civil action against Eletropaulo alleging that the company was hiring third parties for the provision of final services (“outsourcing”), which is contrary to Brazilian law (Ruling 331 of the Brazilian Superior Labor Court), which allegedly only allows the provision of non-essential services by third parties. On April 5, 2019, the judge issued a judgment in which he rejected (i) the request for a declaration of the existence of outsourcing fraud and (ii) a link between the employees of the suppliers with Eletropaulo, nevertheless, the judgment has condemned Eletropaulo to pay collective punitive damages in an amount of BRL5 million (ThUS$1,243), and to align remuneration between Eletropaulo’s own employees and the suppliers’ employees, with a fine of BRL1 million for non-compliance. Eletropaulo will appeal the judgment. As of December 31, 2019, the amount involved in this lawsuit cannot be estimated.

37.- Neoenergía commenced an arbitration against Eletropaulo for alleged non-compliance with the investment letter signed between the parties in the process that resulted in acquisition of shareholder control of the company by Enel Américas. In summary, Neoenergía is seeking compensation, not yet estimated, for losses and damage suffered as a result of non-compliance with the investment letter. The arbitration panel was constituted. On October 18, 2018, Neoenergía filed its first statement. On December 3, 2018, Eletropaulo filed its defense. On January 14, 2019, Neoenergia submitted its answer. On January 20, 2019, Eletropaulo presented its response. On March 26, 2019, Neoenergia specified the documents to be submitted by Eletropaulo. On April 3, 2019, Eletropaulo presented its list of witnesses and some documents. On May 30 and 31, 2019, initial hearings were held and evidence was produced, with testimony heard from each party’s witnesses. According to the arbitral panel, the decision would be rendered by January 2020. As of December 31, 2019, the amount involved in the arbitration cannot be estimated.

38.- Eletropaulo filed a complaint requesting a declaration that the amounts of COFINS paid by the company were paid in accordance with the rules of the Amnesty Program of the Brazilian Federal Government (reduction of fines and interest) created in 1999. The complaint was filed by the company in September 1999. Following the decision in the court of second instance that decided partly in its favor regarding the principal amount, interest and fine, in April 2018, the company filed appeals with the Superior Court of Justice and the Federal Supreme Court which are currently pending. Of the total amount of BRL806 million involved, BRL161 million comprise the attorneys’ fees (20%) paid by the Federal Tax Authority. The balance of BRL645 million is related to the capital (tax) paid with amnesty benefits and the possibility of loss with respect to this portion is remote. As of December 31, 2019, the amount of possible loss involved in the litigation is BRL161 million (US$40 million).

39.- In May 2008, the Brazilian Tax Authority filed a lawsuit against Eletropaulo seeking payment of the PIS (Social Integration Program) tax, corresponding to the rate increase for the period from March 1996 to December 1998. After unfavorable rulings in the courts of first and second instances with respect to statute of limitation claims and not on the merits, Eletropaulo filed appeals with the Superior Court of Justice and the Federal Supreme Court. The amounts subject to dispute have been covered by a bank guarantee. In the latter regard, while awaiting the outcome of this proceeding, the Attorney General of the Department of the National Treasury of Brazil requested the replacement of the bank guarantee letter with a legal deposit. This request was rejected and the Attorney General’s Office appealed this decision. In June 2019, the court of first instance upheld the Attorney General’s appeal. Prior to the decision, the company made a legal deposit in the amount involved and, in opposition to the decision, filed a petition for clarification of the decision which is currently pending. As of December 31, 2019, the amount involved in this lawsuit was BRL242 million (ThUS$60,167).

40.- In accordance with a final decision issued after a trial, Eletropaulo was granted the right to offset claims for FINSOCIAL (the social contribution system established in March 1992 before COFINS) related to amounts paid from September 1989 to March 1992. However, due to differences in the calculation of the credits stipulated by the Brazilian Federal Tax Authority, part of the offsets requested by the company were not accepted and were determined to be due by the Tax Authority. Following a decision unfavorable to the company in the court of first instance, the company appealed this decision and this appeal is pending before the administrative court of second instance. As of December 31, 2019, the amount involved in this lawsuit was  BRL223 million (ThUS$55,443).

41.- The Brazilian Federal Tax Authority issued a tax assessment to Eletropaulo, based on the alleged non-payment of Personal Income Tax (IRPJ) and Social Contribution on Net Profit (CSLL) for the 2001 and 2002 fiscal years, because the company allegedly deducted integrated amounts paid to its pension fund from both the IRPJ and the CSLL, when the specific regulation establishes a 20% limit for such deductions. After the unfavorable final ruling in the administrative procedure in October 2017, the dispute was submitted to the courts of law. In June 2019, a ruling favorable to Eletropaulo was issued in the court of first instance for re-adjudication of the company’s appeal in the Administrative Court. The Attorney General’s Office appealed this decision. As of December 31, 2019, the amount involved in this lawsuit was BRL172 million  (ThUS$42,757).

42.- The Tax Authority issued a tax assessment to Eletropaulo which rejected the offset related to the credits of the PIS originated by legislative changes introduced by Decrees 2,445 and 2,449/1988, which were declared unconstitutional by the Federal Supreme Court, that were offset against other federal taxes due in April and May 2013. The company filed its defense in September 2014. In January 2019, following a partially favorable ruling in the court of first instance, the company filed an appeal, which is pending before the Administrative Court of the second administrative instance. As of December 31, 2019, the amount involved in this lawsuit was BRL157 million  (ThUS$39,034).

43.- Eletropaulo filed an application seeking recognition of the right to offset the total tax credits resulting from Eletropaulo’s division against the Social Contribution on Net Profit (CSLL). Favorable rulings were issued in the courts of first and second instance. In May 2017, the Tax Authority filed an interlocutory appeal with the Superior Court of Justice, which is pending. As of December 31, 2019, the amount involved in the lawsuit was BRL152 million (ThUS$37,791).

44.- In July 2000, Eletropaulo filed a lawsuit seeking the recognition of credits arising from improper payments of PIS made pursuant to Decrees 2,445 and 2,449/1988, which were declared unconstitutional by the Federal Supreme Court. In May 2012, a final decision was issued in favor of the company recognizing the right to the credits. However, tax assessments were made on Eletropaulo by the Federal Tax Authority because the offsets were rejected due to the fact that they had been made before the legal action had ended, using federal tax debits in addition to PIS. The company claims that the offsets were made on the basis of the favorable court ruling and that the adopted procedure was correct. After unfavorable decisions were rendered in the court of first instance, the company filed appeals with the court of second instance. As of December 31, 2019, the amount involved in the lawsuit was  BRL653 million  (ThUS$162,328).

45.- Eletropaulo filed a complaint against the tax assessment issued by the Tax Authority of the Municipality of São Paulo, seeking payment of the Public Lighting Contribution (COSIP) related to the period from March 2011 to December 2015. These tax assessments are based on the alleged irregularities attributed to the company: (i) incorrect classification of customers, (ii) illegally applied tax exemption, and (iii) non-payment of the penalty for non-payment of late contribution payments. In July 2018, the court of first instance rendered a decision partially favorable to the company that limited the interest charged by the Tax Authority to the Brazilian preferential rate (“SELIC”). Both parties filed appeals against this decision. In July 2019, a decision partially favorable to the company was issued, affirming the court of first instance’s decision. Given the Court of São Paulo’s recognition of the need for presentation of evidence, the company understood it was more appropriate to withdraw from the dispute in this litigation (which by its nature does not allow the procedural phase of evidence) and to file a new legal action. As of December 31, 2019, the amount involved in the lawsuit was  BRL131 million (ThUS$32,565).

46.- The Tax Authority of the State of São Paulo issued five tax assessments seeking payment of ICMS due to allegedly invalid setoffs in which the company used assigned credits in the acquisition of fixed assets, and which the Tax Authority believed was not appropriate. In 2019, the Tax Authority of the State of São Paulo issued a new assessment. The company filed its administrative defenses in all the administrative procedures and is awaiting the final decisions. The company’s administrative defenses were presented to the court of first administrative instance, which are awaiting judgment. As of December 31, 2019, the amounts involved in the lawsuits were  BRL126 million (ThUS$31,326)

47.- Eletropaulo filed a complaint against Federal Decree No. 8,426/2015, which reinstated the PIS/PASEP and COFINS taxes on financial income earned by companies subject to the non-cumulative PIS/PASEP and COFINS regime, at a rate of 4.65%, as of July 1, 2015. The status of the litigation is that unfavorable decisions were rendered in the court of first instance (November 2015) and at the court of second judicial instance (August 2017). In December 2017, the company filed appeals with the Superior Court of Justice and the Federal Supreme Court, with the rulings currently pending. As of December 31, 2019, the amount involved in this lawsuit was BRL129 million (ThUS$32,072).

48.- Eletropaulo filed a complaint claiming the right not to consider in its bases of calculation of Personal Income Tax (IRPJ) and Social Contribution on Net Profit (CSLL), the amounts related to interest derived from the delay in fulfilling contractual obligations on the part of third parties that maintain contractual relations of any type with the company (interest as an advance valuation of damages). In March 2012, the court of first instance issued a decision favorable to Eletropaulo. The Federal Tax Authority appealed this decision and the appeal is awaiting decision. Since the decision of the court of first instance was rendered, the company has not paid the disputed taxes to the federal government. As of December 31, 2019, the amount involved in this lawsuit was BRL70 million (ThUS$17,404).

49.- Eletropaulo filed lawsuits against several tax assessments issued by the Tax Authority of the State of São Paulo claiming the payment of ICMS due to alleged irregularities in the debt reversal transactions. The company is presently challenging five tax assessments, for which final decisions are pending. As of December 31, 2019, the amount involved in this lawsuit was  BRL153 million (ThUS$38,039)

50.- The Brazilian Federal Tax Authority issued tax assessments to Eletropaulo based on the alleged non-payment of PIS/PASEP and COFINS taxes for the period from 2013 to 2015, arising from the disallowance of credits assigned in the acquisition of goods and services. The company presented its defenses in two administrative proceedings and is awaiting final decisions. As of December 31, 2019, the amount involved in this proceeding was BRL82 million (ThUS$20,387).

Enel CIEN S.A.

51.-   Enel CIEN is an Enel Américas group transmission company in Brazil. Its network connects the electrical system of Brazil and Argentina. Enel CIEN has signed contracts with two Brazilian companies (Furnas and Tractebel Energia S.A.) for the purchase and sale of energy with firm power and associated energy from Argentina. In 2005, due to the energy and economic crisis in Argentina, it was no longer possible to fulfil the terms of the contract. The two companies have filed actions for declaration of contractual termination, imposition of contractual penalties and claims for compensation (not estimable to date).

Furnas versus Enel CIEN S.A.  The court of first instance issued a decision favorable to Enel CIEN and on August 21, 2018 the decision was confirmed by the Court of Justice. The favorable decision is now final, and the case is closed. The case will be excluded from the final report.

Tractebel Energia S.A. versus Enel CIEN S.A.  There is no injunction and there is still no first instance decision. The case is currently in the production of evidence stage (expert opinions). As of December 31, 2019 the amount involved in this lawsuit was BRL430.42 million (ThUS$107,013).

Enel Generación Fortaleza S.A. (formerly Central Geradora Termoelétrica Fortaleza S.A. or “CGTF”)

52.- Petróleo Brasileiro S.A (Petrobrás) has notified Enel Generación Fortaleza of its intention to terminate the gas supply contract signed in 2003 (within the scope of the Brazilian government’s thermoelectric priority program) based on an alleged economic-financial imbalance. Enel Generación Fortaleza alleges that the contractual conditions of the gas supply are “guaranteed” by the Brazilian government and that the power generation by Enel Generación Fortaleza and other generation companies linked in this program guarantee the energy supply for the country. Since the beginning of this dispute, gas supply has been suspended at some points and later restored by a court order (the most recent ruling in effect since December 10, 2018). In addition, the issue of the forum for the dispute, either the legal system or arbitration, has not yet been resolved. The lawsuit is still at its initial stage and the production of evidence has not begun. On December 28, 2018, the parties requested that the arbitration be suspended since the parties have resumed settlement discussions. The arbitral panel accepted this request and the arbitration was suspended on March 28, 2019. On March 25, 2019, the parties again submitted a request for suspension of the arbitration since discussions on a settlement agreement were continuing. The request was accepted by the arbitral panel, and the arbitration proceeding was suspended until April 30, 2019. The parties again submitted a request for suspension of the arbitration since discussions on a settlement agreement were continuing. The arbitration proceeding was suspended until October 31, 2019. The parties again submitted a request for suspension of the arbitration since discussions on a settlement agreement were continuing. The arbitration proceeding was suspended until December 31, 2019. The amount involved in this proceeding cannot be estimated.

53.- In February 2007, the Brazilian Tax Authority sent Enel Generación Fortaleza an assessment for PIS/COFINS taxes for the periods December 2003 and February 2004 to November 2004, regarding alleged differences between the amounts declared in the annual return (where PIS/COFINS amounts were reported under the non-cumulative regime) and the amounts declared in the monthly return (where the amounts due under the old cumulative regime were reported). After a ruling was rendered by the court of third administrative instance against Enel Generación Fortaleza, the company filed a plea for clarification, and the decision was unfavorable. Enel Generación Fortaleza will appeal to the judicial courts. In the judicial action for recovery, Enel Generación Fortaleza presented a guarantee and will present its defense in the legally prescribed period. As of December 31, 2019 the total amount involved in this lawsuit was estimated at BRL93 million (ThUS$23,122).

Enel Brasil S.A.

54.- In 2014, the Brazilian Tax Authority issued an assessment to Enel Brasil claiming violations in the collection of income tax on dividends allegedly distributed in an amount larger than owed in 2009 and 2010. After adverse rulings at the first and second administrative instances, the company appealed to the third administrative level (special body) and the decision was unfavorable. Enel Brasil will appeal the decision. As of December 31, 2019, the total amount of this dispute is estimated at BRL323 million (ThUS$80,294)

In relation to the litigation proceedings described above, the Group had established provisions for ThUS$450,454 as of December 31, 2019 (see Note 24).  Although there are other lawsuits that also have associated provisions but are not described in this note because they individually represent immaterial amounts, the management of the Company considers that the provisions recorded in the consolidated financial statements are adequate to cover the risks of litigation and therefore do not expect additional liabilities other than those already specified.

Fnancial restrictions and financial covenants

34.4Financial restrictions

A number of the Company’s debt agreements, and those of some of its subsidiaries, include routine obligations to comply with certain financial ratios, affirmative and negative covenants, as well as event of default and mandatory prepayment provisions.

1.	Cross Default

Some of the financial debt contracts of the Company contain cross default clauses.

Under Enel Américas' bank loan agreement under the law of the State of New York, executed in February 2018 and maturing in February 2021, the cross default clause for non-payment could be triggered by another debt of Enel Américas on a stand-alone basis or of a ”Significant Subsidiary” (as defined contractually). In order for this loan to qualify for a possible acceleration under the cross payment default provision the amount in default of other indebtedness, individually or in the aggregate must exceed US$150 million, or its equivalent in other currencies. Other conditions must also be satisfied, including the expiration of any applicable grace periods and  a formal notice of the intention to accelerate the debt by creditors representing more than two thirds of the amount owed or committed. As of December 31, 2019, the amount owed in connection with this loan was ThUS$351,820.

For the SEC-registered public bonds issued by the Company in the United States of America, commonly referred to as “Yankee bonds”, a cross default may be triggered by another debt of the Company on an individual level, or of any Significant Subsidiaries (as defined in the Indenture), for any amount overdue provided that the principal of the debt giving rise to the cross payment default exceeds US$150 million, or its equivalent in other currencies. Debt acceleration due to cross payment default does not occur automatically but has to be requested by the Trustee, or by holders of at least 25% of the specific series of Yankee bonds. Bankruptcy or insolvency of only Significant Subsidiaries may trigger a default of the Yankee bonds. The Yankee bonds of the Company mature in 2026. As of December 31, 2019, the outstanding amount for the Yankee Bonds was ThUS$590,695.

The Company’s bonds issued in Chile state that the cross payment default provision can be triggered only by the default of the issuer, either on a stand-alone or on an aggregate basis, when the amount in default exceeds 3% of total consolidated assets. Debt acceleration requires the agreement of at least 50% of the bondholders of the specific series. As of December 31, 2019, the outstanding amount for the Chilean bonds was ThUS$ 15,944.

2.	Financial covenants

Financial covenants are contractual commitments with respect to minimum or maximum financial ratios that the Company is obliged to meet at certain periods of time (quarterly, annually, etc.) and in some cases only when certain conditions are met. Most of the financial covenants of the Company limit leverage and track the ability to generate cash flow that will service the companies’ indebtedness. Certain companies are also required to periodically certify these covenants. The types of covenants and their respective limits vary according to the type of debt and contract.

The Series B2 Chilean bonds of the Company include the following financial covenants, whose definitions and calculation formulas are set out in the respective contract:

•

Consolidated Equity: Minimum Equity of Ch$697,545 million must be maintained, a limit adjusted at the end of each year as established in the indenture. Equity is defined as the sum of Equity attributable to the shareholders of Enel Américas and non-controlling interests. As of December 31, 2019, the Company’s equity was Ch$9,205,386 million (at the closing exchange rate).

•

Debt to Equity Ratio: A debt to equity ratio, defined as Total liabilities to equity, shall not exceed 2.24. Total liabilities are the sum of Total current and non-current liabilities, while Equity is the sum of Equity attributable to the shareholders of Enel Américas and non-controlling interests. As of December 31, 2019, the debt to equity ratio was 1.43.

•

Unsecured Assets: The ratio of Unsecured assets to Unsecured total liabilities must be at least 1. Total Unsecured or free assets is the difference between Total assets and Total secured assets. Total unsecured or free assets consists of Total Assets less the  sum of Cash, Bank balances, Current accounts receivable from related parties, Current payments in advance, Non-current accounts receivable from related entities, and Gross identifiable intangible assets, while Total secured assets relates to assets pledged as security. On the other hand, Total unsecured liabilities consist of the sum of Total current liabilities and Total non-current liabilities, less liabilities secured by direct and indirect guarantees. As of December 31, 2019, this ratio was 1.32.

Yankee bonds and other debt of the Company on a stand-alone basis are not subject to financial covenants.

As of December 31, 2019, the most restrictive financial covenant for the Company was the Unsecured Assets ratio with respect to Series B2 domestic bonds.

In Perú, the debt of Enel Distribución Perú S.A. only has a single covenant:

•

Local bonds of the fourth program, whose final maturity in January 2033, are subject to Debt to Equity Ratio which is calculated by dividing Total liabilities less deferred liabilities less Cash by Equity.

On the other hand, the debt of Enel Generación Perú S.A. includes the following covenants:

•

Local bonds whose outstanding amount as of December 31, 2019 was ThUS$27,971 final maturity in January 2028, are subject to Debt to Equity Ratio which is calculated by dividing Debt less cash by Equity.

•	As of December 31, 2019, the most restrictive financial covenant for Enel Generación Perú S.A. was the ratio of indebtedness corresponding to the local bonds.

Finally, in Perú, the debt of Enel Generación Piura includes the following covenants:

•

Finance lease arrangement with Banco de Crédito del Perú whose maturity in June 2020, is subject to the following covenants: Debt Repayment Capacity Ratio calculated by dividing Cash Flows for Debt Service by Debt Service, and Debt to Equity Ratio calculated by dividing Total liabilities less Deferred Liabilities by Equity.

•	Finance lease arrangement with Banco Scotiabank whose maturity in March 2022, is subject to the same financial covenants as those for the finance lease arrangement with Banco de Crédito del Perú.
•

As of December 31, 2019, the outstanding lease balance amounted to ThUS$ 52,612 and the most restrictive financial covenant for Enel Generación Piura was the Debt repayment capacity under the agreements with Banco de Crédito del Perú and Scotiabank Perú.

In Brazil, the debt of Enel Distribución Río S.A includes the following covenants:

•

Ninth and Tenth local bond issue whose outstanding amount as of December 31, 2019 was ThUS$401,354 and with a final maturity in December 2020, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and Debt to Equity Ratio calculated by dividing Debt by Net Equity.

•

Loan with Banco Nacional de Desenvolvimiento (“BNDES”) whose outstanding amount as of December 31, 2019 was ThUS$13,230 and maturity in May 2023, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and the Debt to Equity Ratio calculated by dividing Debt by Net Equity.

•

Loan with Citibank and Banco Itaú and Scotiabank whose outstanding amount as of December 31, 2019 amounted ThUS$228,494 and final maturity in July 2021, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA and the Debt to Equity Ratio calculated by dividing Debt by Net Equity.

•

As of December 31, 2019, the most restrictive financial covenant for Enel Distribución Río S.A. was the Debt Repayment Capacity contained in bank borrowings with Citibank, Itaú and Scotiabank and local bonds.

In addition, the debt of Enel Distribución Ceará S.A. includes the following covenants:

•

Loan with Eletrobrás and Banco do Brasil whose outstanding amount as of December 31, 2019 was ThUS$3,553 and final maturity in October 2023, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA.

•

Loans with BNDES whose outstanding amount as of December 31, 2019 was ThUS$7,012 and final maturity in December 2023, is subject to the Debt Repayment Ratio calculated by dividing Debt by EBITDA and Debt to Equity Ratio calculated by dividing Debt and Net Equity.

•

Fifth, Sixth and Seventh local bond issue, and loan from BNP whose outstanding amount at December 31, 2019 was ThUS$444,443 and maturity in June 2025 is subject to the Debt Repayment Capacity Ratio, calculated by dividing Debt by EBITDA.

•	As of December 31, 2019, the most restrictive financial covenant for Enel Distribución Ceará S.A. was the Debt/EBITDA ratio for the corresponding loan with Electrobrás.

Additionally, in Brazil, the debt of Enel Distribución Sao Paulo includes the following covenants:

a)

23rd and 24rd local bond issue whose outstanding amount as of December 31, 2019 was ThUS$ 898,150 and final maturity in May 2026, is subject to the Debt Repayment Capacity Ratio calculated by dividing Debt by EBITDA.

b)

The Promissory Note, Sixth Issue, with an outstanding balance as of December 31, 2019 of ThUS$53,412 and due as of March 2020 is subject to the Debt Repayment Capacity Ratio calculated by diving Debt by EBITDA.

c)	As of December 31, 2019, the most restrictive financial covenant for Enel Distribución Sao Paulo was the Debt/EBITDA ratio of the 23rd issuance of local bonds and Promissory Note, Sixth Issue.

Additionally, the liability of Enel Generación Fortaleza in Brazil includes the following covenants:

d)

Loan with Citibank with an outstanding balance as of December 31, 2019 amounting to ThUS$ 61,029 and a due date on April 2020. It includes the debt payment capacity (P/ Guarantee Expiration) covenant, calculated as  Total Debt over EBITDA and debt payment capacity covenant, calculated as Net Financial Debt over EBITDA.

Additionally, the liability of Enel Green Power Volta Grande in Brazil includes the following covenants:

e)

First issuance of local bonds with an outstanding balance as of December 31, 2019 amounting to ThUS$ 197,305 and a due date on May 2026. It includes the covenant debt payment capacity covenant, calculated as Net Debt over EBITDA.

Finally, the liability of Enel Distribución Goias in Brazil includes the following covenants:

f)

Loan with Citibank, whose outstanding balance as of December 31, 2019 amounted to ThUS$146,219 and whose maturity is in January 2021, includes the debt payment capacity covenant, calculated as Net Financial Debt over EBITDA.

In Colombia, the debt of Codensa S.A. (“Codensa”) includes the following covenants:

g)

Loan with the MUFG Bank whose outstanding amount as of December 31, 2019 was ThUS$24,793 and final maturity in June 2020, is subject to the Debt Repayment Capacity Ratio, calculated by dividing Debt by EBITDA.

All of our subsidiaries not mentioned in this Note are not subject to compliance with financial covenants.

Lastly, in most of the contracts, debt acceleration for non-compliance with these covenants does not occur automatically but is subject to certain conditions, such as a cure period.

As of December 31, 2019, neither the Company nor any of its subsidiaries were in default under their financial obligations summarized herein or other financial obligations whose defaults might trigger the acceleration of their financial commitments.

Other Informations

34.5Other Information

Enel Generación Costanera S.A. - Enel Generación El Chocón S.A. – Central Dock Sud S.A.

Central Vuelta de Obligado (VOSA)

During the 2016 year, Central Vuelta de Obligado S.A. (“VOSA”) continued generating energy at the demand of CAMMESA with the two simple cycle gas turbine with both fuels. However, the project progress slowed down. This fact resulted in several claim notes from VOSA to General Electric Internacional Inc. and General Electric Internacional Inc. Argentina branch (“GE”), acting on behalf of Fideicomiso Central Vuelta de Obligado (“FCVO”), to get the project pace back on track. In this regard, on February 12, 2016, GE initiated a higher costs claim to the FCVO through the contractual clause of "friendly negotiations". During September 2016, due to the additional costs derived from inflation, the negotiations ended in an arbitration process provided in the contract. On November 10, 2016, FCVO and VOSA were notified by the Arbitration Court of the Buenos Aires Stock Exchange about the arbitration suit filed by GE.

On August 7, 2017, following a series of negotiations, FCVO and GE signed a Second Supplemental Agreement (“SAS” for its acronym in Spanish) by means of which GE commits to achieve the Beginning of the Total Operation (“IOT” for its acronym in Spanish) no later than February 28, 2018. In addition to other issues, the parties agreed to new penalties for non-compliance, the delivery of new guarantees, and the suspension of all judicial and/or extrajudicial deadlines until May 29, 2018 regarding the actions and claims between the FCVO and GE. For this reason, the parties requested the Court to suspend the arbitration process. The Court finally resolved to suspend the process until May 28, 2018.

Subsequently, the parties resolved to extend the period of suspension of all judicial and/or extrajudicial several times and ultimately until May 15, 2019. Since they did not reach an agreement, procedural deadlines for the lawsuit were resumed on May 16, 2019 and the FCVO began the procedure for the execution of the Garantía de Cumplimiento de Contrato y Equipamiento (Contract and Equipment Compliance Guarantee or the “Guaranty”). On June 28, 2019, FCVO and GE reached an agreement that ended the disputes between the parties under the EPC Contract. On the occasion of this agreement, FCVO withdrew from the Guaranty execution procedure and GE withdrew from the action and arbitration demand. VOSA did not participate in the agreement reached between FCVO and GE and, therefore, neither financial nor equity consequences derived for the latter.

Finally, on March 20, 2018, CAMMESA began the commercial operation in the Wholesale Electricity Market, of the two gas turbine and TV units in its operation as a combined cycle plant of VOSA, for up to 778,884 MW (net capacity).

On February 7, 2019, VOSA signed with CAMMESA the Supply Contract, the  Operation and Maintenance Contract and the pledge and assignment contracts in guarantee. The companies started to receive the monthly fee collection since March 2019. As of December 31, 2019, the companies have collected 10 of 120 installments agreed upon. Additionally, CAMMESA offset the first 10 installments of the Enel Generación Costanera S.A. loan plus the corresponding interest with part of the debt that the company held with CAMMESA. Additionally, Enel Generación El Chocón S.A. assigned and transferred to Edesur the first 10 installments of its loan for a total of ARS$ 1,738 million in August 2019 so that Edesur paid a part of its debt with CAMMESA. In the case of Central Dock Sud S.A., CAMMESA paid the first 10 installments of the loan, plus the corresponding net interest that the company held with CAMMESA during the last quarter.

Fund for necessary investments to increase the supply of electricity in the MEM “FONINVEMEM”

Ten years have passed since the Commercial Operation agreement between TMB and TSM with implementation on January 7, 2020 and February 10, 2020, respectively. This ended the contract term of Contratos de Abastecimiento de Energía Eléctrica (Electricity Supply Contracts) between TMB and TSM and CAMMESA. Likewise, the Trusts Contracts and Return Contracts will take effect in a maximum of 48 equal and consecutive monthly installments with a grace period of 12 months, starting from the handling of both plants on December 31, 2016. TMB and TSM, as controlling parties and along with their current shareholders (among which the Company is the guarantor) must carry out the corresponding agreed-upon corporate actions to allow that  the capital injection from the Argentine government to both companies proceeds.

The Argentine government ownership regarding this matter is a point of contention since the Argentine government demands a higher percentage of shareholding over both thermoelectric plants. Until an agreement is reached and as a way to ensure the plants’ operation and maintenance, the period of validity of the respective Operation and Maitenance contracts was postponed and so the corresponding extensions were signed on January 7 and 9, 2020, respectively. In accordance with the situation described, the legal clauses are  being analyzed to ensure the defense of the corporate ownership corresponds to the current shareholders.

Tax Revaluation

Law 27,430 allows the exercise of the option to revalue for tax purposes, for one time only, certain assets owned by the taxpayer existing at the end of the first fiscal year ended after December 29, 2017 (legal effective date ), to the extent that:

(i)they are located, placed or used economically in the country, and are used to generate taxable profits,

(ii)they are not assets with accelerated depreciation or are not fully depreciated, and

(i)	they are not assets that were externalized in accordance with Law 27,260.

The exercise of the option entails the payment of an excise duty on all revalued assets according to the proportion established for each type of asset, which will be applied to the difference between the residual revalued tax value and the tax value of residual origin, calculated in accordance with the provisions of the Income Tax Law. The determined tax is not deductible for the purposes of the income tax assessment, and the gain for the revaluation amount is exempt from income tax. Also, the amount of the revaluation, net of the corresponding depreciation, is not computable for the purposes of the assessment of the minimum presumed income tax.

The revaluation is made applying a revaluation factor from the year of acquisition of the assets that arise from a table contained in Law 27,430, and the value thus determined is subtracted from the depreciation that would have corresponded according to the Income Tax Law for the periods of useful life elapsed, including the period of the option.

For non-exchangeable real estate assets and depreciable fixed assets, there is the option of the estimate made by an independent appraiser, as long as it does not exceed the 50% that would result from applying the revaluation factor. The revalued assets will continue to be price-level restated for tax purposes based on the percentage variations of the Internal Wholesale Price Index provided by the National Institute of Statistics and Census, according to the tables drawn up by the AFIP for these purposes. Thus, the depreciation to be deducted in the income tax assessment will have as components (i) the depreciation installment calculated based on the value of origin, method and useful life timely adopted for the calculation of the income tax, plus (ii) the depreciation installment corresponding to the amount of the revaluation with the aforementioned subsequent price-level adjustment. If a revalued asset is disposed of in one of the two business years immediately following the year taken as the basis for the revaluation calculation, the computable cost will have a penalty, consisting of reducing the residual amount of the price-level restated revaluation by 60% if the disposal takes place in the first of the aforementioned years, or by 30% if it takes place in the second of those years.

On March 29, 2019, Enel Generación Costanera S.A. and Central Dock Sud performed this revaluation. The Special Tax Assessed amounted to ARS 213,985,574 in Costanera and to ARS 182,197,241 in Dock Sud. This amount will be paid through a Payment Facilities Plan set forth according to the General Resolution No. 4249.

Additionally, Edesur has decided not to exercise the tax revaluation option due to a matter of risks and recovery terms. Enel Generación El Chocón has decided not to exercise the tax revaluation option and to keep the rights resulting from applying the adjustment mechanism for tax inflation as foreseen in the Income Tax Law.

Enel Generación Costanera S.A. –  Enel Generación El Chocón S.A.

Transactions with related entities and partial payment Mutual CAMMESA

On March 29, 2019, an Agreement between Enel Generación Costanera S.A. and Enel Generación El Chocón S.A., was signed by which the latter assigned and transferred to Enel Generación Costanera S.A. certain loans under the item Liquidaciones de Venta con Fecha de Vencimiento a Definir (Sale Settlement with Due Date To Be Defined) (“LVFVD”) created during the years 2012 and 2013 as per the application of Resolution S.E. No. 406/2003, as well as Liquidaciones de Venta (Sale Settlement) as per the payment details “Non-Recurring Maintenance” and “Additional Remuneration Trust” created during the years 2016 and 2017 as per the application of Resolutions S.E. No. 482/2015 and S.E.E. No. 22/2016 (hereinafter and along with the LVFVD, the “Chocón Loans”) The amount of the “Chocón Loans” as of January 31, 2019, including accrued interest up to that date which are net of withholding taxes, amounted to ARS 1,224,320,220) (the “Loan Assigned”).

Enel Generación Costanera S.A. will refund Enel Generación El Chocón S.A. the Loan Assigned in 36 monthly installments, equal and consecutive, within the first ten days of each calendar month, beginning in April 2019. Interest considering the rate equivalent to the average monthly return obtained by CAMMESA in its financial investments within the Wholesale Energy Market.

During the first quarter of 2019, Enel Generación Costanera S.A. instructed CAMMESA to recover the loans assigned by Enel Generación El Chocón by means of the Loans Transfer to partially pay such mutual indebtedness with 19 capital installments and  corresponding interests.

The instruction was accepted by CAMMESA on March 29, 2019 and the decision was approved in April 2019.

On August 27, 2019, CAMMESA partially paid the mutual indebtedness with the amounts coming from VOSA’s accrued expenses received between March and December 2018. The payment made amounted to ARS 171,730,596 (which includes capital, interest and VAT).

Additionally on September 12, 2019, Enel Generación Costanera, Enel Generación El Chocón S.A. and Enel Trading Argentina S.A. signed the “Acuerdo de regularización y cancelación de acreencias con el Mercado Eléctrico Mayorista” (“Agreement as per the remedial and payment of amounts due with the Wholesale Energy Market”) with CAMMESA by which the loans were relieved in accordance with the LVFVD created by the application of Resolution S.E. 529/2014 and, at the same time, Enel Generación El Chocón S.A. and Enel Trading Argentina S.A assigned their loans to the company while CAMMESA partially paid the mutual indebtedness held by the company for an amount of ARS 183,567,144 (which includes capital, interest and VAT).

Enel Generación El Chocón S.A.

Provisions and Contingent Liabilities

Federal Administration of Public Revenue – General Taxation Office (AFIP in Spanish)

The company presented its sworn income tax statement for the year 2013, applying the adjustment mechanism for tax inflation provided by the Income Tax Law. As for the company, the regulatory impossibility for inflationary adjustment in tax matters would result in a non-existent income tax determination. This is because the inflationary adjustment mechanisms on tax assessment result in a tax loss, and if the adjustment mechanisms for inflation were not applied, there would be a confiscation assumption in accordance with the jurisprudence of the Supreme Court of Justice of the Nation in the ”Candy S.A.” matter. In a supplementary manner, the company filed a Declaration of Certainty Action and Precautionary Measures to the National Court of First Instance in the Federal Administrative Matters, with the purpose of obtaining the statement, in the specific case, the inapplicability of any rule that suspends the application of adjustment mechanisms for inflation due to an alleged confiscatory nature. On October 31, 2014, the negative judicial resolution of the precautionary measure requested by the company was notified. Against this resolution, on November 7, 2014, the company filed an appeal to the Appeals Chamber in Federal Administrative Litigation. The Appeals Chamber notified its resolution on March 12, 2015, confirming the rejection of the precautionary measure. On November 21, 2014, the company requested that the court of first instance transfer the Declaratory Action to the National Treasury, in order to proceed with the substantive issue, treatment parallel with the challenge of the rejected requested precautionary measure resolution. On May 13, 2015, the company requested the intervening court to open the period allowed for producing evidence, which was on May 18, 2015. By virtue of this, the, transfers of the proof points offered were answered and carried out and which the Court resolved making room for the expert proof points offered by both parties. On May 30, 2017, the expert presented the expert report, in which the expert arrived at the same coefficients as those indicated by the company in the filed claim. On June 6, 2017, the Court ordered the issuance to the parties of the expert report. Thus, the company proceeded to notify personally the expert report and submitted its reply, where it agreed with said report. On other hand, the National Treasury replied to the transfer in a timely manner, formulating certain challenges to the aforementioned report.  Given that the National Treasury has submitted its challenges to the expert, the latter replied to said challenges  on March 8, 2018 ratifying completely the expert report. On September 4, 2018, the company requested that the term for submitting evidence be declared closed. Finally, on September 6, 2018, the close of the term for submitting evidence was ordered and now arguments must be submitted based on the evidence of the case. The company filed its pleadings on March 29, 2019 and the National Treasury filed its pleading on April 12, 2019.  The Court issued a decision on October 25, 2019 through which  a lawsuit was filed by Enel Generación El Chocón and so the National Treasury had to pay the legal costs.

Additionally, the company presented its sworn income tax statement for the year 2014, applying the tax inflationary adjustment mechanism provided for in the Income Tax Law to the same effect as done for fiscal year 2013. Pursuant to the above, in a complementary manner, the company filed on May 8, 2015 a Declarative of Certainty Action to the National Court of First Instance in Federal Administrative Matters. This in order to obtain a declaration, in the specific case, of the inapplicability of any rule that suspends the application of inflationary adjustment mechanisms due to an alleged confiscatory nature. On June 11, 2015, the court took into account the lawsuit filed, ordering its communication to the Attorney General of the National Treasury. On September 25, 2015, the file was sent to the Federal Prosecutor’s Office on the issue of on the jurisdiction of the intervening Court. On October 30, 2015, and in response to the statement made by the Federal Prosecutor, the court was deemed competent, and the claim was also sent to the AFIP. Consequently, on December 11, 2015, the company transferred the claim to the AFIP, who answered it in due time and form. Subsequently, on April 6, 2016, the company requested the intervening court to open the provisionary period, which was ordered on April 28, 2016. Thus, on June 23, 2016, the parties provided the evidence. As a result, the transfers of the offered proof points were carried out, and were answered in a timely manner by both parties. On December 22, 2016, the court decided to reject the objections raised by the company and acknowledge the additional points proposed by the National Treasury. On May 31, 2017, having examined the administrative file, the company observed the discharge report dated February 2, 2017, signed by the AFIP. The aforementioned states that there are no observations to be made regarding the adjustments and items affected by the adjustment for inflation related to the sworn income tax statement presented by the company and submitting said report to the External Inspection Division II for its consideration.

On the other hand, in regard to the judicial file, after successive extensions, on March 23, 2018 the expert accountant submitted the expert report. On July 6, 2018, the defendant was notified of, and presented with, the accounting expert report. On August 21, 2018 the National Treasury answered the expert report, requesting certain clarifications to the same, which was incorrectly notified to the expert accountant by the court on November 5, 2018. Since the notification was incorrect, on November 20, 2018, the court ordered a new notification to the expert of the challenges made by the AFIP to the expert report.

Subsequently, on February 18, 2019, the expert filed a written reply to the challenges made by the National Treasury to the accounting expert appraisal. On the same date, the court notified both parties of the aforementioned reply. Consequently, on May 7, 2019, the company filed a written reply answering the relevant notification and making appropriate clarifications. Also,the National Treasury made new challenges. By virtue of the above, on May 8, 2019, the court ordered notification of the expert again. Next, the plaintiff answered the objections as per the expert accountant’s response to the defendants’ challenges. On July 18, 2019, the test phase was closed and the test phase documentation  of both parties were attached to the main file. On August 7, 2019, the case was filed in the Secretariat so that the parties argued about the merit of the evidence given in the records. Allegations of the plaintiff will be soon presented

The company presented its sworn income tax statement for the year 2016, applying again the adjustment mechanism for tax inflation provided by the Income Tax Law to the same effect as made for the business years 2013 and 2014. In a supplementary manner, the company filed, on May 15, 2017, a Declaration of Certainty Action with the National Court of First Instance in the Federal Administrative Contentious Matters, for the same purposes as that carried out for the aforementioned business years. The Federal Administrative Contentious Court No. 2, Secretary No. 3 processed these claims and, on May 31, 2017, ordered to accompany all the documentation offered by the company. On July 31, 2017, the aforementioned documentation was attached to the file, and subsequently on August 16, 2017, the filing of the official letter addressed to the Attorney General of the National Treasury was accredited. On September 22, 2017, the court ordered the transfer of the claim to the National Treasury. Consequently, on November 17, 2017, the pertinent official letter was submitted to the court to complete the transfer of the claim to the National Treasury for the purpose of confrontation, and the file is currently in office.

On February 8, 2018, the official letter was received by the court, and the notification to the defendant was correctly made. On April 16, 2018, the AFIP answered the lawsuit and filed a motion indicating that the plaintiff lacked a power of attorney to act before the court, and therefore the court ordered that the plaintiff be notified of the motion filed by the National Treasury. Subsequently, the company answered the notification about lack of power of attorney, by attaching the new power of attorney. Finally, on October 31, 2018, the court considered the notification as answered, and on November 7, 2018 it ruled resolved in favor of the company, and the power of attorney was judicially validated. On April 5, 2019, an appeal action was filed on the procedural costs imposed on Enel Generación El Chocón. On September 19, 2019, the Chamber decided to reject the appeal action filed by the company.

The company presented its sworn income tax statement for the year 2017, applying the adjustment mechanism for tax inflation provided by the Income Tax Law applying the same mechanism  as for the business years 2013, 2014 and 2016. The company filed, on October 16, 2018, a Declaration of Certainty Action so that a court be chosen that would hear these proceedings. Federal Administrative Litigation Court No. 11 Secretariat No. 21 was designated.

As a result, on October 19, 2018 the court considered the action as filed, ordering the enforcement of Resolutions 7/94 and 13/05 and that the documentation offered as evidence be submitted to the court. On November 8, 2018, the court considered the aforementioned Resolutions as enforced and the documentation as submitted, and ordered that a notice be sent to the Office of the National Treasury, and that it be sent to the Prosecutor, in order to reach resolution  regarding the jurisdiction of the court and the authorization of the instance. Finally, on November 13, 2018, the court fee was considered accredited. Finally, on May 2, 2019, the instance was deemed authorized, in accordance with the Federal Attorney General’s ruling, and the lawsuit was ordered to be notified to the National Treasury. On October 23, 2019, the suit was transferred to the National Treasury.

Following the criteria and recently on March 26, 2019, the company decided to present its affidavit regarding the income tax for the year 2018 by applying the adjustment mechanism for tax inflation provided in the Income Tax Act considering the same effects as per the aforementioned fiscal periods. Likewise, on April 10, 2019, the company presented a note to the AFIP stating its reasons for the application of the mentioned mechanism and requesting the validation of the affidavit presented.

Given the high probability that Enel Generación El Chocón’s proposal should find a favorable resolution both at the judicial level and at the National Tax Court in terms of income tax inadmissibility for the years 2013, 2014, 2016, 2017 and 2018 as a result of an assumption of confiscation, the company has not recorded any liabilities for this matter as of December 31, 2019.

Edesur S.A.

Edesur S.A.

CAMMESA loan debt

The crisis due to the decrease in the quality of the electricity supply service during December 2013, caused by the heat wave that affected the company’s distribution facilities, resulted in some measures taken by the then Ministry of Federal Planning, Public Investment and Services (MINPLAN in Spanish), requesting that Edesur execute a plan of extraordinary investments to support situations such as those described. As a result, MINPLAN announced an “Extraordinary Investment Plan” for ARS2,050 million, to be developed with funds managed by the trust created by Resolution E.N.R.E. No. 347/2012 (“FOCEDE”). The “Extraordinary Investment Plan” was presented by Edesur in partial deliveries for approval before the Undersecretary’s Office for Coordination and Management Control of MINPLAN.

Based on the foregoing, on January 24, 2014, the Argentine Secretariat of Energy (SE in Spanish) issued Resolution No. 10/2014 whereby it ordered that the temporary shortfall in income from FOCEDE for the performance of the works under the “Extraordinary Investment Plan” be covered through the transfer of funds to be carried out by CAMMESA through the implementation of a loan agreement and assignment of credits in guarantee, to be signed by Edesur and CAMMESA.

In accordance with Resolution SE No. 10/2014 and Note No. 45/2014 of the Undersecretary’s Office of Electricity that instructed CAMMESA in this regard, on January 27, 2014, CAMMESA and Edesur entered into a loan agreement and assignment of credits in guarantee, subject to approval by Edesur’s Board of Directors, for ARS205.7 million required to finance the first segment of works. The methodology and terms to be implemented for the refund will be determined by the SE on a timely basis, once the period of grace established by the SE has elapsed and which foresees that the beginning of the refund of the financing will be conditioned to Edesur, in the SE’s opinion, presenting duly audited financial sustainability conditions.

In addition, the debt bore interest at a rate equivalent to the average monthly yield obtained by CAMMESA on its financial investments.

Edesur’s Board of Directors approved the terms of the loan agreement and assignment of credits in guarantee at its meeting held on February 25, 2014.

As of the date of these financial statements, Edesur and CAMMESA have entered into seven addenda to the loan agreement, which successively increased the amounts required to finance new works to be performed within the framework of the “Extraordinary Investment Plan”.

At the date of these financial statements, Edesur had received disbursements from CAMMESA for ARS2,671,747 in order to finance the approved segments of the aforementioned “Extraordinary Investment Plan”.

On January 27, 2016, the Argentinean Department of Energy and Mines (MEyM in Spanish)  issued its Resolution No. 7/2016 which provides, among other things, that from the publication of this measure the application of mechanisms to finance works plans that have been implemented through loan agreements between CAMMESA and Edesur will cease.

On May 10, 2019, Edesur entered into an agreement with the national authorities which, among other things, establishes the company’s commitment to pay CAMMESA for this loan agreement the consolidated amount of ARS4,753 million, including VAT, as of January 1, 2019. This debt was partially paid in the amount of ARS903 million, through its compensation with credits from Edesur against the Argentine government in relation to the differences arising from applying the cap on the bills of users benefiting from the social tariff and with the consumption of settlements with community meters, in the proportion provided for the Argentine government in the New Framework Agreement and its successive extensions.

According to the new agreed-upon terms, this debt bears interest at the lending rate of Banco de la Nación Argentina (BNA), which will be capitalized on a monthly basis. The company may pay the principal in 5 annual installments plus the capitalized interest of the corresponding installment, with a waiting period of 365 days from the signing of the aforementioned agreement.

During August 2019, Enel Generación El Chocón S.A. assigned and transferred loans to Edesur under the item LVFVD committed in the VOSA project for a total of ARS 1,738 million so that Edesur could partially pay receivables hel by CAMMESA.

Edesur will refund Enel Generación El Chocón S.A. the net revaluation amount as per the receivables assigned in 42 equal monthly installments, with a grace period of 18 months. Interest will be capitalized and accrued at the CAMMESA’s average placement rate.

Subsequently, on September 20, 2019, the Argentine government, on the one hand, and Edesur and Edenor, on the other, signed the Agreement for the Extension of the New Framework Agreement which extends it as of January 1, 2019 and until May 31, 2019. By means of this agreement, the Argentine governmentassumes the payment of the corresponding amortization considering the percentage of the contribution as per the supply of electrical energy to the matters within the scope of the Province of Buenos Aires for both companies. Accordingly, Edenor assigns and Edesur accepts the receivables stated in this agreement to Edenor for an amount of ARS 209.7 million. On the other hand, the amount related to Edesur amounts to ARS 230.1 million. Accordingly, the Ministry of Renewable Resources and Electricity Market under the Ministry of Finance ordered CAMMESA to offset the amounts due recognized by this Agreement with the mutual indebtedness of Edesur for a total amount of ARS 439.8 million.

Thus, as of December 31, 2019, the receivables balance with CAMMESA amounts to ARS 4,439,808 which  is recorded in current and non-current liabilities, as applicable. As of December 31, 2018, the balance amounted to ARS 8,229,831 which is recorded   in current and non-current liabilities.

Also, in the framework of a presentation made by Edesur to the SE, on September 16, 2014, the SE issued its Note No. 367/2014 instructing CAMMESA to enter into a loan agreement with Edesur for an amount of up to ARS 264.3 million, to deal with anticipated expenditures as a result of the “Extraordinary Plan for Strengthening and Adaptation of Installations Derived from Extreme Situations” (the “Plan”) related to the December 2013 - March 2014 weather contingency. The same was granted to cover the temporary shortfalls of the cash flow of the fixed amount applicable to customers, established by ENRE Resolution No. 347/2012, which is intended for the performance of infrastructure works and corrective maintenance of the Company’s facilities, through the FOCEDE. Several assignments were made for ARS 235,099 as of June 30, 2019.

Edesur had to repay the financing received, at a rate equivalent to the average monthly yield obtained by CAMMESA on its financial placements, at its sole option: (i) in cash, once the FOCEDE Fiduciary notifies it of the existence of the credits to which it is entitled against the FOCEDE, for the rights to reimbursement of its own expenses and those of contractors and suppliers within the framework of the Plan (the “Credits”); or (ii) with the effective assignment of said Credits, the assignment and its paying effect being conditioned on the credit to CAMMESA’s account of the disbursements by the FOCEDE corresponding to the Credits.

At the closing date of these financial statements, the balance of this debt was paid by offsetting it with aforementioned Edesur’s credits. As of December 31, 2018, the balance of this debt amounts to ARS95,712 and is disclosed under current liabilities.

ECONOMIC FRAMEWORK

On December 10, 2019, a new Argentine President was elected and so a management change process begun.

The new government established new priorities such as finding solutions for facing difficulties in the economic and social areas. For that purpose, the government will take the necessary steps to renegotiate the payment of  external debt and, at the same time, enabling the payment of such debt over time. In order to do this, it provided measures aimed at safeguarding the reserves of Banco Central de la República Argentina (BCRA), to reduce the fiscal deficit, as well as increasing productivity. Considering internal orders, efforts are aimed at normalizing the main macroeconomic variables which require that employers, employees, unions and the State negotiate wages and prices to balance incomes and consumption and, at the same time, reduce inflation, while executing direct actions to solve urgent needs of the most vulnerable communities and meeting other budget expenditures with real resources. In order to do this, the government deployed a concept of solidarity that leads, among other items, to greater tax payments on those areas the government believes have a greater ability to pay.

Within the framework of the adjustment process of the exchange control mechanism needed to safeguard the reserves of the BCRA, this institution issued Communications “A” 6854 (12/27/19) and “A” 6856 (12/30/19) by which the rules on Foreign Trade and Changes issued by the BCRA during the previous government administration, which expired originally on December 31, 2019, were  extended for an indefinite period. The following standards stand out: (a) Exporters are obliged to enter and settle in the exchange-free market currencies coming from the collection of their exports of goods and services within five business days of accreditation of foreign accounts and maximum periods are allowed for the collection which are more stringent for operations with related entities and commodities export; (b) Importers who intend to pay imports in advance, must state, by means of an affidavit, that the customs entry of the goods will occur within 90 days from the date of access to the exchange market or 270 days if it will be capital goods plus the BCRA’s prior agreement if the foreign supplier is a company linked to the importer or otherwise longer time periods than those stipulated for the customs entry of the goods will be needed, and (c) For profits and dividends and, in order to access the exchange market, prior authorization from the BCRA is required.

On December 23, 2019 and as direct measures taken by the new government, Act No. 27.541 on “Solidaridad Social y Reactivación Productiva en el Marco de Emergencia Pública” (“Social Solidarity and Reactivation of Production in the Public Emergency Framework”) was published in the Official Gazette, as well as Decree No. 58/2019 that enacted it. Also, on December 28, 2019, Decree No. 99/2019 was published with the regulations for the implementation of the Act. Amendments presented seek to re-energize the economic, financial, fiscal, administrative, social security, tariff, energy, health and social areas, and empowers the National Executive Power (PEN) to carry out the necessary steps and actions to recover and ensure the sustainability of the Argentinian public debt.

The main measures relevant to the Company stated in the Act and its regulations are as follows:

Tax obligations

Income tax (See Note 19.e)

Employer’s contributions:

The progressive reduction of the planned contributions until 2022 was removed and the rates are set from December 2019 as follows:

•

20.40% for private sector employers working in the Services or Market areas and  for companies who employ them with total annual sales that exceed the limits established in SEPYME <resolution No. 220/19, or otherwise stated in the future, as per the category medium-sized company, section 2.

Limits stated are ARS 481,570,000 for the Services sector and ARS 1,700,590,000 as per the Market sector.

•	18% is the rate for the remaining private sector employers.

Fixed amounts are established that may be deducted from the calculation basis. The regulations do not state future adjustment provisions.

•

The basic deduction is ARS 7,003.68 and increases to ARS 17,509.20 for employers in the textile, leather and footwear sectors, also for agricultural, industrial and health sectors. Additional deductions will be ARS$ 10,000 for employers with a payroll of up to 25 workers.

•

As per the contributions actually paid, the amount resulting from applying the percentage points set for each particular jurisdiction may be computed as a tax credit to the minimum presumed value added tax..

Tax on credits and debits in bank accounts

It is established that cash withdrawals from accounts opened in entities governed by the Financial Entities Act made in any form as of November 24, 2019, will be subject to a 1.2% tax on the corresponding debit in the accounts mentioned, instead of the regular rate of 0.6%. This doubling of the rate does not apply to individual accounts known as Micro and Small Businesses under the terms of article 2, Act No. 24.467.

Statistical rate

An increase of 2.5% to 3% is established in the statistical rate applicable to consumption  imports defined as such  from January 1 to December 31, 2020.

A progressive maximum limit is established to pay this rate. Such payment starts at US$ 180 for imports up to US$ 10,000 and reaches  US$ 150,000 for imports greater than US$ 1,000,000.

Tax for an inclusive and supportive Argentina

On an urgent basis and for the term of five fiscal periods, a 30% tax on transactions related to the acquisition of foreign currency for treasury, purchase of goods and services in foreign currency and international passenger transport, for legal entities and individuals in Argentina, has been established. The levies shall not cover the payment of any tax on any account.

The operations affected are as follows:

•	Purchase of bills and currencies in foreign currency for amassing or without specific destination (with a limit of US$ 200 per month set by the previous management)
•	Currency exchange carried out by financial institutions, on behalf of an acquirer or borrower, to pay purchases of goods or benefits and services abroad, whatever the means of payment.
•

Currency exchange carried out by financial institutions on behalf of acquirer or borrower resident in Argentina, to pay for services provided by non-resident people in any country, whatever the means of payment.

•	Acquisition of services abroad agreed through travel and tourism agencies in the country.
•	Acquisition of passenger transport services (by any means) outside the country, to the extent that for the payment of the operation you must access onemarket in order to acquire the currencies

Labor aspects and payroll taxation

The PEN is empowered to provide minimum wage increases that private sector employers must pay to their workers, and also empowers the PEN to exempt for a limited time the payment of benefits and social contributions to the Argentinian Integrated Pension System (SIPA) on the increases stated by the PEN or as a result of collective bargaining.

In this regard, the PEN stated on Decree 14/2020 (B.O. 4/1/2020) a minimum and uniform salary increase of ARS 4,000. ARS 3,000 should be paid in January and the remaining ARS 1,000 in February. This increase corresponds to private sector workers who work in a dependency relationship and must be absorbed by the 2020 joint negotiations.

Likewise, this Act empowers the PEN to make reductions in contributions and social contributions to the retirement system to limited jurisdictions and specific activities or in critical situations. In this case, the exemption would not be total and would not be limited to future increases stated in future decrees or parity, but could be applied to the entire salary.

The PEN established double compensation for a period of 180 days for laid-off workers without just and sufficient cause, as per labor aspects and prior to the issuance of Act No. 27.541 and through the Decree of Need and Urgency No. 34/19 (BO 13/12/2019).   This measure is not applicable to contracts concluded after the Decree enters into force.

Energy system

The Act empowers the PEN to maintain the electricity and natural gas tariffs that are under federal jurisdiction and to initiate a renegotiation process of the current comprehensive tariff review or to initiate an extraordinary review from the effective date of this Act and up to  a maximum period of up to 180 days. This would lead to a reduction in the real tariff burden on households, businesses and industries by the year 2020. Likewise, the provinces were invited  to adhere to these policies of tariff schedule maintenance so that renegotiation and review of rates of provincial jurisdictions takes place.

The PEN is also empowered to intervene in ENRE and the National Gas Regulatory Entity  (ENARGAS) for a period of one year.

As per the use of the delegated powers, the government declared the suspension of any update of electricity and gas rates for the 180 days provided in the Act.

Having in mind the suspension of the tariff update on energy, the government also required Yacimientos Petrolíferos Fiscales (YPF) to maintain the price of fuels. Initially, the other oil companies agreed to do so if YPF agrees to.

Companies. Equity capital

The application of Articles 94, subsection 5 (dissolution of the company due to loss of share capital) and 206 (mandatory reduction of capital due to accumulated losses) stated in the General Companies Act is suspended until December 31, 2020. This suspension allows companies not to take any course of action to resolve the situation up to that date.